CONFIDENTIAL TREATMENT  REQUESTED FOR PORTIONS OF  THIS DOCUMENT.
          PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [*], [**], OR [***]. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.









                              MASTER PURCHASE AGREEMENT

                                       BETWEEN

                            WORLDPORT COMMUNICATIONS, INC.

                                         AND

                                NORTHERN TELECOM INC.




                                                    TABLE OF CONTENTS


  Articles:

  Article 1 - Definitions

  Article 2 - Scope of Agreement

  Article 3 - Placement of Orders

  Article 4 - Price and Payment

  Article 5 - Shipment, Title and Risk of Loss

  Article 6 - Testing, Turnover and Acceptance

  Article 7 - Order Cancellation

  Article 8 - Warranty

  Article 9 - Nortel's Additional Obligations

  Article 10 - Software License

  Article 11 - Homologation and Certification

  Article 12 - Liability for Bodily Injury, Property Damage and Patent
               Infringement

  Article 13 - Remedies and Limitation of Liability

  Article 14 - Term and Termination

  Article 15 - Confidentiality

  Article 16 - Miscellaneous


  Exhibits:

  Exhibit A - Product Annexes including List(s) of Product and Prices

  Exhibit B   Master Services Agreement

  Exhibit C   List of Affiliates

  Exhibit D - Territorial Limitations

  Exhibit E   Homologation




                                                Worldport Communications Inc.
                                                                          MPA


                              MASTER PURCHASE AGREEMENT

  This Master Purchase  Agreement ("Agreement"), effective as  of the ____ day of  ______, 1998, is entered  into by and  between  WorldPort  Communications,  Inc. (hereinafter  "Company"),  a  Delaware corporation  with  its principal  place of business  located at 1825 Barrett  Lakes Boulevard,  Atlanta, Georgia 30144,  and Northern
  Telecom  Inc. (hereinafter "Nortel"), a Delaware  corporation with offices located at 2350 Lakeside Boulevard,
  Richardson, Texas 75082-4399.

           WHEREAS,  Company is  engaged  in providing  communication services  and  products, and  providing and maintaining public and private communication networks; and

           WHEREAS, Nortel,  in  conjunction with  Nortel  Affiliates, is  engaged  in the  design,  development, manufacture and sale of various products  and offers services associated with such products, which can be  used in connection with the communication services, products and networks of Company; and

           WHEREAS,  Company and Company Affiliates wish  to be able to purchase  and/or license various products and services from  Nortel and Nortel Affiliates,  which Company and Company Affiliates  will use for their  own internal use and  not for resale or as stock in trade,  except that Company may sell,  transfer, assign and/or lease the  Products and Services  to a Company  Affiliate only, and Nortel is  willing to sell  and/or license such products to Company, subject to the terms and conditions of this Agreement; and

  NOW, THEREFORE, in  consideration of the premises  and mutual covenants  and agreements herein  set forth, the parties agree as follows:

                               ARTICLE 1.  DEFINITIONS

  The following words shall have the meanings set forth below.  Word in the singular shall be held to include the plural and vice versa and words of gender shall be held to include the other genders as the context requires.

  1.1"Acceptance" shall mean that either (i) Company has indicated that an ordered Product is operating substantially in accordance with the applicable Specification; or (ii) an ordered Product has been deemed to be accepted pursuant to criteria set forth in Article 6.

           1.2     "Affiliate" shall mean any entity listed in Exhibit C in which either Nortel or Company directly or indirectly owns and controls, and continues to own or control, more than fifty percent (50%) of the shares entitled to elect the board of directors of such entity.  Each party agrees that the other party may add to Exhibit C any entity in which the party directly or indirectly owns and controls, and continues to own or control, more than fifty percent (50%) of the shares entitled to elect the board of directors of such entity.  Any other entity shall only be added upon mutual consent of the parties in writing.  The Affiliates of Nortel are referred to herein as "Nortel Affiliates", and the Affiliates of Company are referred to herein as "Company Affiliates".

           1.3     "Applications" shall mean any program, product, service, development or invention developed by a party using the Building Blocks, including any modified or created Building Blocks, created by Company.

           1.4     "Building Block(s)" shall mean those Software files provided by Nortel with Modifiable
  Software that are manipulatable or which may be created by Company with such Modifiable Software and which can be used, created or manipulated by Company to create Applications.

           1.5     "Confidential Information" shall mean all information, including, without limitation, specifications, drawings, documentation, know-how and pricing information, of every kind or description which may be disclosed by one party to the other party in connection with this Agreement; provided that, the disclosing party shall clearly mark all such information disclosed in writing as the confidential or proprietary property of the disclosing party and, in the case of oral disclosure, the disclosing party shall identify the confidential or proprietary nature of any such information at the time of such oral disclosure and shall provide a written summary (labeled as confidential or proprietary) of the orally disclosed information to the recipient within fifteen (15) business days following such disclosure.

           1.6     "Contract" shall mean an agreement for the supply of Products and/or Services between (i) a
  Company Affiliate and (ii) Nortel or a Nortel Affiliate, which comes into effect by the acceptance of an
  Order pursuant to the provisions of this Agreement, and which Contract shall be governed by the terms and conditions of this Agreement; and each reference to "Company" in this Agreement shall for such Contract mean the ordering Company Affiliate.

           1.7     "Customer" shall mean entities to whom Company provides communications services as a result of Company's internal use of the Products.

           1.8     "Customer Information" or "CI" shall mean the information provided by Company to Nortel in order for Nortel to engineer and/or provide the components of Systems.

           1.9     "Documentation" shall mean the documents which Nortel generally makes available to its customers containing descriptive, operating, installation, engineering and maintenance information for
  Products, including Specifications, as such documents may be amended from time to time.

           1.10    "Effective Date" shall mean the date this Agreement becomes effective, which shall be the date first identified above.

           1.11    "Ex Works" shall have the meaning ascribed to it in Incoterms 1990.

           1.12    "Extension" shall mean Hardware and/or Software which is engineered by Nortel and added to an Initial System after the Turnover Date of the Initial System.

           1.13    "Hardware" shall mean, individually and collectively, the Nortel equipment listed in the
  Product Annexes of Exhibit A, and shall be deemed to include any equipment which Nortel adds to its generally available Hardware price lists or so identifies to Company in a Quotation.

           1.14    "Hazardous Material" shall mean any pollutants or dangerous, toxic or hazardous substances
  (including without limitation, asbestos) as defined in, or pursuant to the OSHA Hazard Communication Standard
  (29 C.F.R. Part 1910, Subpart Z), the Resource Conservation and Recovery Act (15 U.S.C. Section 6901, et
  seq.), the Toxic Substances Control Act (15 U.S.C. Global Section 2601, et seq.), the Comprehensive
  Environmental Response Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), and any other federal, state or local environmental law, ordinance, rule or regulation or equivalent law or regulation in the country to which the Product is shipped by Nortel.

           1.15    "Initial System" shall mean Hardware and Software, inclusive of a central processor unit, included in a configuration which Nortel identifies as a System and which is initially engineered by Nortel and installed at a specific Installation Site.

           1.16    "Installation Site" shall mean the location or facility identified in an Order at which the applicable Products will be installed.

           1.17    "Licensed Software" shall mean the Software which Company has licensed pursuant to this
  Agreement.

           1.18    "Merchandise" shall mean any Hardware or other parts or components which are not ordered as part of a System and with respect to which no engineering, installation or other Services are provided by
  Nortel.

           1.19    "Modifiable Software" shall mean Software, or a portion of Software that is identified as such by Nortel in its applicable Documentation, which Company may have certain rights to modify and potentially create Applications or Building Blocks in accordance with the applicable Documentation.

           1.20    "Non-licensed Software" shall mean Software for which Company has not yet obtained a license nor paid applicable right to use fees, but which Software may be included with Software loads delivered to
  Company hereunder.

           1.21    "Object Code" shall mean Software either written directly, or translated from, Source Code, which when presented on a suitable medium may be directly executed by and through computer hardware and/or firmware and which Software may be stored on any storage medium whatsoever.

           1.22    "Order" shall mean a numerically controlled purchase authorization document issued by
  Company or a Company Affiliate to Nortel or a Nortel Affiliate, specifying the types and quantities of
  Products and Services to be furnished by Nortel.

           1.23    "Product(s)" shall mean, individually and collectively, the Hardware, Software, and
  Documentation.

           1.24    "Product Annex" shall mean, with respect to a specific Product, additional or modified terms and conditions as set forth in Exhibit A, inclusive of but not limited to those that may apply to any Third
  Party Hardware or Third Party Software, unique to such Product.

           1.25    "Quotation" shall mean a written budgetary or firm price quotation issued by Nortel to
  Company or a Company Affiliate for the supply of any Products or Services pursuant to this Agreement.

           1.26    "Service(s)" shall mean, individually and collectively, any of the services set forth in this Agreement that Company may acquire from Nortel, such as but not limited to maintenance, engineering, installation, training, data management, program management, project management, commissioning, testing, technical assistance Service with respect to Products and installation, and consulting.

           1.27    "Services Software" shall mean that  Software and related documentation made available  by
  Nortel which may be used by Company for estimation, planning or information purposes.

           1.28    "Ship Date" shall mean the date as agreed to by the parties on which a Product ordered by
  Company is scheduled to be shipped, or in the case of Software which is downloaded, the date upon which such
  Software is to be downloaded to the System; however, Ship Date shall not mean the date on which Non-licensed
  Software is activated.

           1.29    "Software" shall mean (i) computer programs in Object Code form or firmware which (a) are owned by, or licensed to, Nortel or Nortel Affiliates, (b) reside in Product memories, tapes, disks or other media, and (c) provide basic logic operating instructions and user-related application instructions, and (ii)
  documentation associated with such computer programs which may be furnished by Nortel to Company from time to time, including both Licensed Software and Non-licensed Software, but in no event shall Software include
  Source Code.

           1.30    "Software Release" shall mean Software or revisions to Software containing problem fixes, new features and/or enhancements.

           1.31    "Source Code" shall mean Software in assembly language or any higher-level source language and all available appropriate documentation.

           1.32    "Specifications" shall mean with respect to any Product the specifications and/or practices set forth in Northern Telecom Practices ("NTPs") or similar documents published by Nortel which Nortel identifies as the standard performance specifications and practices for such Product.

           1.33    "System" shall mean a configuration of Hardware and Software providing a specified functionality and includes an Initial System and its Extensions, if any.

           1.34    "Third Party Hardware" shall mean any hardware not of Nortel's manufacture, which shall be deemed to include any such hardware which Nortel adds to its generally available Third Party Hardware price lists or so identifies to Company in a Quotation.

           1.35    "Third Party Software" shall mean any Software not owned by Nortel and which is included within Licensed Software or Non-Licensed Software.

           1.36    "Territory" shall mean the United States of America, the United Kingdom, the Dominican
  Republic, the European Union Member States, Australia and New Zealand, except to the extent that there is a limitation on Company's ability to acquire Products in a country for Company's own use, as set forth in
  Exhibit D.

           1.37    "Turnover" shall mean, with respect to any System installed by Nortel, that Nortel has completed its standard manufacturing test procedures, as applicable, and that the System is ready for acceptance testing by Company.

           1.38    "Turnover Date" shall mean, with respect to any Product installed by Nortel hereunder, the date on which Nortel provides a notice of Turnover to Company.


                                ARTICLE 2. SCOPE OF AGREEMENT

            2.1  This Agreement sets forth the terms and conditions under which Company or Company Affiliates may order
  Products and/or Services from Nortel and Nortel Affiliates. Any Order placed by a Company Affiliate, under this Agreement, shall be subject to the terms and conditions of this Agreement, as if such Company Affiliate is the party that executed this Agreement; provided, however, that Nortel has the right to reject any Order as specified in Section 3.2 and from any Company Affiliate which is otherwise engaged with Nortel or a Nortel
  Affiliate in an agreement for the purchase and/or supply of any of the Products or Services provided under this Agreement.  Company or the Company Affiliate, as the case may be, may use the Products itself, including use to provide services to others, subject to the terms and conditions of this Agreement.  Company expressly represents that it is not buying Products or Services for resale, with the exception that Company may resell, transfer, assign and/or lease Products or Services to a Company Affiliate only.  Each Company Affiliate expressly represents that it is not (i) buying Products or Services from Nortel or Company for resale or (ii)
  executing the transfer, assignment or lease of Products or Services from Company for resale.

           2.2     To the extent any terms and conditions set forth in this Agreement are inapplicable to a
  Product, the applicable terms and conditions and any additional terms and conditions for such Product shall be set forth in a Product Annex.

           2.3     If specified in a Product Annex as a requirement,  Company shall, fifteen (15) days prior to each calendar quarter, submit to Nortel a consolidated non-binding forecast of Products by geographic region, that Company anticipates purchasing or licensing over the next four (4) calendar quarters.  In addition to the type, quantity and cumulative dollar amount of Products, the parties may agree upon additional information to be included in the forecast.
           2.4     Unless specifically stated otherwise, all references to prices, charges, fees or other amounts herein shall be in U.S. dollars and all documentation, correspondence and communication shall be in the English language.  Unless otherwise set forth herein, any reference in this Agreement to Company shall be deemed to include Company Affiliates, except that any reference to Company's ability to resell, transfer, assign and/or lease Products and/or Services purchased from Nortel, or any portion thereof, to a Company
  Affiliate shall remain the sole right of Company.  Any reference to Nortel shall be deemed to include Nortel
  Affiliates.

                             ARTICLE 3.  PLACEMENT OF ORDERS

            3.1  When Company desires to order Products and/or Services, Company shall submit to Nortel's Director,
  Commercial Marketing or such other person as Nortel shall designate, an Order which shall at a minimum specify the following, if applicable:

     (i)     the name of the Company Affiliate placing the Order, which shall be a Company Affiliate set forth in
  Exhibit C for the country in which the Product is to be placed;

    (ii)     the types and quantities of Products and Services to be furnished by Nortel;

    (iii)    the name and address, as set forth in Exhibit C, of the Nortel Affiliate that will be providing the Products and/or Services being ordered in the country in which the Products and/or Services are to be placed and/or performed, as appropriate;

    (iv)     the applicable prices, charges and fees with respect to such Products and Services;

    (v)      the location or facility to which the Products are to be delivered;

    (vi)     the incorporation by reference of this Agreement;

    (vii)    the location at which the Product is to be installed, if known;

    (viii)   the requested Ship Date and Turnover Date of the System; and

    (ix)     any other information required under this Agreement to be included in an Order.

           3.2     All purchases pursuant to this Agreement shall be made by means of Orders issued from time to time by Company and accepted by Nortel in writing within fifteen (15) days after receipt of the Order.  An
  Order submitted by a Company Affiliate pursuant to the terms and conditions of this Agreement, and which
  Nortel has accepted, shall constitute a Contract between the Company Affiliate ordering and Nortel or the applicable Nortel Affiliate.  In the event that Nortel fails to provide its acceptance of an Order in writing within such fifteen (15) day period, such Order shall be deemed to be accepted, provided that no additional or special terms and conditions have been written on the face of or otherwise incorporated into such Order.
  Nortel shall have the right to reject any Order, or the applicable portion of such Order, placed hereunder from Company or a Company Affiliate, even if such Order is in accordance with the provisions of this Article
  3.

           3.3     Nortel's Director, Commercial Marketing, or such other person as designated by Nortel, shall forward the Order to the applicable Nortel Affiliate for fulfillment.

           3.4     All Orders issued by Company pursuant to this Agreement shall refer to and specifically incorporate this Agreement by reference and the terms and conditions herein shall govern the transaction resulting from such Order; provided that such Order is accepted by Nortel.  Preprinted terms and conditions set forth in Orders issued by Company, or in any prior Quotations, acknowledgments or other related documentation issued by any party, shall be considered null and void and shall have no force or effect;
  provided, however, that any special terms and conditions written on the face of an Order or otherwise incorporated into such Order shall, upon acceptance in writing by Nortel, and for such Order only, supersede the specific terms and conditions contained in this Agreement, including all Exhibits attached hereto, which are in conflict.

           3.5     Company may at any time request additions, alterations, deductions or deviations to an
  Order, subject to the condition that such changes and any adjustments resulting from such changes, including, but not limited to, schedules and prices, shall be mutually agreed upon and, if so agreed, subsequently detailed in a written revision to the applicable Order  ("Change Order").  Company acknowledges that a premium charge may be applied by Nortel should Nortel agree to process a Change Order outside of its standard
  Order processing cycle for a Product or in the event that a Change Order requires an additional amount of work (such as engineering) to be undertaken to comply with such changes.

           3.6     If Company desires to receive a budgetary or firm Quotation from Nortel for a Product or
  Service, Company shall submit such request in writing to Nortel's Director, Global Accounts, or such other person as designated by Nortel.  The request for Quotation shall include the information listed in Section
  3.1, as applicable.

           3.7     Nortel shall respond in writing to requests for budgetary Quotations and requests for firm
  Quotations.  Unless otherwise specified in the firm Quotation, such firm Quotation shall be valid for ninety
  (90) days from the date of such Quotation.  Budgetary Quotations shall be provided for information and planning purposes only and shall not be considered to be a final or firm statement binding on either party.
  All prices will be quoted in U.S. dollars, unless otherwise agreed.  The Quotations shall include the following information:

    (i)      Budgetary Quotations
             (a)     preliminary Hardware and Software lists;
             (b)     the estimated charges for the Products;
             (c)     the estimated charges for Services requested; and
             (d)     any other information requested by Company.

    (ii)     Firm Quotations
             (a)     the price to be paid by Company for the Products, after applying the applicable discounts, if any;
             (b)     fixed charges for Services requested;
             (c)     complete Hardware and Software lists and project schedules; and
             (d)     any other information requested by Company.

           3.8     The Ship Date shall be based on Nortel's standard intervals for the applicable Product;
  however, the parties shall always mutually agree on the Ship Date and take into consideration any unique aspect of the applicable project.

           3.9     Orders may be issued either electronically, such as through electronic data interchange, or via traditional manual methods, as mutually agreed to by the parties.

           3.10    Company absolutely, irrevocably and unconditionally guarantees the performance of every
  Company Affiliate issuing Orders and/or otherwise acting under this Agreement and any Contract created thereby.  Company hereby expressly waives any other diligence, protest or notice as well as any requirement that Nortel exhaust any remedy or right against  such Company Affiliate.

             ARTICLE 4.  PRICE AND PAYMENT

  4.1Nortel shall charge Company for each Product and/or Service ordered by Company in accordance with the prices set forth in each accepted Order, which prices shall be based upon prices identified in one of (i) a
  Product Annex, (ii) a Firm Quotation, (iii) Nortel's then current prices, or (iv) as specified elsewhere in this Agreement or as otherwise mutually agreed in writing.

           4.2     All Products shall be priced and delivered in accordance with Ex Works, Nortel's applicable facility.

           4.3     Nortel's prices, if set forth in Exhibit A, may be revised by Nortel no more than once each calendar year, by providing sixty (60) days prior written notice to Company.  Such notice shall specify the effective date of the price change and shall apply to all Orders received by Nortel on or after the effective date of the price change. However, in the event that there is a recognized industry-wide shortage of a component that is incorporated in a Product, Nortel may increase the price of such Product, following the provision of written notice to Company fifteen (15) days prior to the effective date of such increase or such shorter date as is mutually agreed in view of the shortage.  The price increase of such Product due to a component shortage shall be limited to a reasonable amount under the then-current circumstances having regard for industry conditions for the period of time during which such recognized shortage exists.  Following the implementation of a price increase due to a component shortage, the parties shall jointly review every three
  (3) months or at such other time as is mutually agreed, in good faith, whether such component shortage still exists.  If the component shortage has abated, the parties shall jointly determine whether there still is a need for such price increase. In addition, in the event that  worldwide hyperinflation occurs, the parties shall work together in good faith to determine any applicable increase in prices of affected Products to cover Nortel's additional costs.

           4.4     For all Orders, Nortel shall invoice Company for Products and Services as follows, unless otherwise agreed to in writing:

    (i)      for Systems, whether or not installation has been ordered from Nortel, one hundred percent (100%) of the price of the Products on the Ship Date, one hundred percent (100%) of the price of any Services upon the date of completion of such Services, except with respect to installation Services, if any,  which shall be invoiced one hundred percent (100%) upon
    Turnover;

    (ii)     for Merchandise or Documentation provided on a furnish-only basis, one hundred percent (100%) of the price on the Ship Date; and

    (iii)    for Orders covering Services only,  one hundred percent (100%) of the price for such
    Services following completion of performance, except for recurring support Services which shall be billed quarterly in advance unless otherwise agreed.  Some Services may be subject to monthly invoicing as set out in a Product Annex or separate Service agreement.  To the extent such Services are to be invoiced differently than set out in this paragraph (iii), such differences shall be set forth in the applicable Product Annex or separate Service agreement and such provisions shall take precedence.

           4.5     Each invoice shall be paid in full within thirty (30) days after the date of such invoice.
  In the event that Company does not pay an invoice in full within such thirty (30) day period, then Nortel may charge Company interest on the outstanding portion of such invoice from day thirty one (31) forward, at the rate of one and one half percent (1.5%) simple compound interest per month, or such lesser amount as may be the maximum permissible rate under applicable law, until such time as the outstanding invoice is paid.  In addition, Company agrees to pay all collection costs and reasonable legal fees incurred by Nortel as a result of late payment or non-payment by Company.

                    ARTICLE 5.SHIPMENT, TITLE AND RISK OF LOSS

           5.1     Prior  to the  Ship  Date, Company  shall have  the right  to  reschedule any  pending Orders;
  provided  that (i)  a minimum  period of  notice prior  to such  Ship Date  is given  to  Nortel by  Company in accordance with the  applicable Product Annex; and  (ii) the new  Ship Date is within  ninety (90) days of  the original Ship  Date.  However, each Order may only be rescheduled once.  Company shall reimburse Nortel for any storage fees, insurance and demurrage costs incurred with respect to such rescheduled Orders.

           5.2     All Products  shall be delivered to Company in  accordance with Ex Works  and risk of loss and
  damage  to Products shall be  construed as defined  therein.    Company shall keep  such Products fully insured
  for the total  amount then due Nortel  for such Products. Company shall pay transportation  charges, including insurance, associated  with the  shipment of  Products; provided  however, that  if the  parties agree,  Nortel shall prepay transportation charges, and insurance  for delivery of Products to  the Installation Site or other
  delivery location or  other designated receiving point  as specified in an Order.   The charges therefor  shall
  be invoiced by Nortel and paid by Company to Nortel in accordance with Article 4 above.

           5.3     Good title  to Hardware  furnished hereunder, free  and clear of  all liens  and encumbrances, shall vest in Company upon full payment to Nortel of the total amount payable  by Company for such Hardware and any related Licensed Software or Services ("Total Fee")  furnished by Nortel in connection with such  Hardware.
  Prior to payment of the Total Fee  for the Products and Services in an  Order, Company shall not sell or  lease
  the Hardware,  or allow  any liens  or encumbrances  to attach  to the  Hardware or   Software,  or remove  the
  Hardware or Software from the  Installation Site without the prior written consent of  Nortel, such consent not to be unreasonably withheld.

           5.4     If Company notifies  Nortel prior to a  Ship Date that Company  does not wish to  receive such
  Products on the Ship Date, or  the Installation Site or other  delivery location is not prepared in  sufficient time  for Nortel  to make delivery  in accordance  with such  date, or  Company fails  to take delivery  of any portion of the Products in an Order when shipped, Nortel may place the applicable Products in storage. In  that event, Company  shall be liable for all additional costs thereby incurred by Nortel.  Delivery by Nortel of any
  Products  to a storage location  as provided above  shall be deemed  to constitute delivery of  the Products to
  Company for  purposes of  this Agreement,  including, without  limitation, provisions  for payment,  invoicing, passage of risk of loss, and commencement of the warranty period.

           5.5     Until the Total  Fee is  paid, Company grants  to Nortel  and/or its agents  a purchase  money security interest in  the Products in an  Order and their proceeds  or such other similar protection  as may be available in the applicable  jurisdiction.  Company  shall cooperate with Nortel  in preserving and  perfecting
  Nortel's  security interest in the Products  and Company shall promptly (i)  execute and deliver to Nortel such financing  statements as  Nortel may  require and  (ii) execute  and deliver  to Nortel  such other agreements, documents  and instruments  as  Nortel may  require to  perfect and  maintain  the validity,  effectiveness and priority of the security interest created or intended to be created by this Agreement.

           Company  authorizes Nortel  to file one or  more financing  or continuation  statements and amendments thereto, relating  to all  or any  part of  the Products  in an Order  without signature  of the  Company where permitted by law. A carbon, photographic or other reproduction  of this Agreement or of any financing statement covering the Products or any  part thereof shall be sufficient as  a financing statement and may be filed  as a financing statement.

           Company shall not  sell, lease or otherwise transfer  the Products or any  portion thereof, except  to
  Company Affiliates only, or allow any  liens or encumbrances to attach to such Products or  any portion thereof prior to payment  in full of the Total Fee. Company Affiliates shall not  sell, lease or otherwise transfer the
  Products or any portion  thereof or allow any liens or  encumbrances to attach to such Products  or any portion thereof prior to payment in full of the Total Fee.

           5.6.1   Company shall provide  Nortel or its subcontractors  with access to its Installation  Sites or other Company facilities  during the times specified  by Nortel and as  are reasonably necessary for  Nortel to perform its obligations hereunder. Nortel  shall comply with Company's reasonable site and security regulations of which Nortel is informed by Company.

           5.6.2   All sites at which the  Products shall be delivered or installed shall be  prepared by Company
  in accordance  with Nortel's standards,  including, without limitation,  environmental requirements.   Prior to
  and during installation,  Company shall ensure the timely  and adequate delivery, installation  and functioning of the  electrical and  communications  connections and  other environmental  requirements, including  but  not limited to,  HVAC systems, specified in  Nortel's instructions, Specifications,  Documentation  or in a Product
  Annex.

           5.6.3   Company shall  provide  reasonable  working  space  and  facilities,  including  heat,  light, ventilation, telephones,  electrical current, waste  removal and other necessary  utilities, for use  by Nortel personnel performing installation or other Services, and adequate  secure storage space, if required by Nortel,
  for Products and materials.   Company shall also provide adequate security against theft,  damage or other loss for the Products while on Company's Installation Site or other delivery location specified by Company.

           5.6.4   Company shall obtain  all necessary governmental  permits applicable to Company  in connection with the installation,  operation, and maintenance  of Products furnished  hereunder, excluding any  applicable
  permits required  in the normal  course of Nortel's  doing business.   Any information which  Nortel reasonably
  requests from Company and which is necessary for Nortel  to properly install or maintain the Products shall  be provided by Company to Nortel in a timely fashion and in a form reasonably specified by Nortel.

     ARTICLE 6.  TESTING, TURNOVER AND ACCEPTANCE

  6.1If installation Services are ordered by Company, Nortel shall, upon completion of such installation, test the Product in accordance with Nortel's Turnover procedures to verify that such Products function substantially in accordance with the applicable Specifications.  Upon completion of such verification, Nortel shall provide to Company a written notice of Turnover.  Company shall be permitted an opportunity to have an appropriately qualified individual in attendance to observe the performance of such tests, however, the absence of such Company individual for any reason shall not invalidate the tests nor be a reason for Company to withhold Acceptance.

           6.2     Within ten (10) business days after the Turnover Date, Company shall either accept the
  Product in writing by execution of a notice of Acceptance, or notify Nortel in writing, specifying in reasonable detail those particulars in which, in Company's opinion, the Product is not in material conformance with the Specifications.  If Acceptance does not occur within such ten (10) days after the
  Turnover Date and Company has not indicated to Nortel in writing its basis for not accepting such Product, then Acceptance shall be deemed to have occurred.

           6.3     If Nortel does not install Products furnished hereunder, Nortel shall, prior to delivery of the Products, perform such factory tests as Nortel determines to be appropriate in order to confirm that such
  Products perform substantially in accordance with the applicable Specifications.  Company shall be deemed to have accepted the Products based upon such tests and Acceptance shall be deemed to have occurred upon the
  Ship Date. In the event that Company or any other entity intends to perform installation of Products, (except for installation of Products which are not permitted to be installed other than by Nortel, as specified in the applicable Product Annex or Documentation) Company or such entity may be required to complete prerequisite training or certification prior to Company being allowed to install such Product.

           6.4     In the event that Company is utilizing any Product in a revenue-generating  capacity,
  Acceptance shall be deemed to have occurred without limitation or restriction, upon the date of placement of such Product  into revenue-generating service.

           6.5     Products, such as Merchandise, which are purchased separately from a System, shall be deemed accepted upon the Ship Date.  Services which are purchased separately from a Product shall be deemed to be accepted upon completion of such Services or upon specific milestones as may be identified in a Product
  Annex.

           6.6     Company shall not unreasonably withhold Acceptance.  Nortel shall correct any deficiencies identified by Company in the manner described in this Article whereby such Products do not materially conform to the Specifications.  When Nortel has corrected such deficiencies, Company shall accept the Products in writing.  Company's failure to either accept or provide notice of non-conformance within the timeframe from the Turnover Date, as prescribed in Section 6.2, shall constitute Acceptance of the Products.

           6.7     Following Acceptance of Products, Company shall execute Nortel's Acceptance notice, confirming Acceptance without any conditions, restrictions, or limitations of any nature whatsoever.

           6.8     Acceptance shall not be withheld or postponed due to:

    (i)      Deficiencies of such Products resulting from causes not attributable to Nortel, such as, but not limited to (a) material change or inaccuracy of Customer Information, (b)
    inadequacy or deficiencies of any materials, information, facilities or services provided directly or indirectly by Company and tested in conjunction with the applicable Products, or spurious outputs from adjacent material, or (c) other conditions external to the Products which are beyond the limits specified by Nortel in the Specifications for the Products; or

    (ii)     Minor deficiencies or shortages with respect to such Products which are attributable to Nortel, but of a nature that do not prevent operation of the Products in revenue generating service.

           6.9     With respect to any deficiencies of the type described in Section 6.8(i), Nortel shall at
  Company's request and expense assist Company in the elimination or minimization of any such deficiencies.
  With respect to any deficiencies or shortages as described in Section 6.8(ii), Nortel shall, at Nortel's expense, correct any such deficiencies or shortages within thirty (30) days of the date of Acceptance or as otherwise agreed by the parties.

           6.10    In the event that Company notifies Nortel of non-acceptance of a Product and Nortel personnel travel to the Installation Site to remedy such non-acceptance and determine that non-acceptance is due to a deficiency of the type described in Section 6.8(i), Nortel will invoice Company for Nortel's investigation of the matter, consisting of the standard labor rate for Nortel's personnel who travel to the
  Installation Site and the reasonable travel and living expenses incurred by such personnel.

            ARTICLE 7.  ORDER CANCELLATION

  7.1If, prior to the Ship Date, Company cancels all or any part of an Order, Company shall pay to Nortel a cancellation charge for the Products or each item of Third Party Hardware or Third Party Software that has been canceled in accordance with the schedule set forth in the applicable Product Annex.

  7.2Orders for Products that have been shipped may not be canceled.  Furthermore, Orders for Products which
  Nortel customizes in accordance with a specific Company request may not be canceled.

                            ARTICLE 8.  WARRANTY

            8.1  Nortel warrants that for a period of twelve (12) months from the Ship Date of a System, the Hardware contained in such System under normal use and service will be free from defective material and faulty workmanship and shall comply with the applicable Specifications. The warranty period for Merchandise shall be ninety (90) days from the Ship Date of such Merchandise.  The foregoing warranties shall not apply to items normally consumed during operation of a System such as, but not limited to, lamps and fuses.

            8.2  Nortel warrants that any installation Services performed by Nortel with respect to a System will be free from defects in workmanship for a period of twelve (12) months from the completion date of such Services.

            8.3  Nortel warrants that any Licensed Software shall function during the warranty period of the Hardware with respect to which such Licensed Software is furnished without any material, service-affecting, non-conformance to the applicable Specifications.  Licensed Software that is delivered separately from Hardware is warranted for a period of twelve (12) months from the applicable Ship Date.  If the Licensed Software fails to so function, Company's exclusive remedy and Nortel's sole obligation under this warranty is for Nortel to correct such failure through, at Nortel's option, the replacement or modification of the Licensed Software or such other actions as Nortel reasonably determines to be appropriate, all within a reasonable time having regard to all of the circumstances and failing which the parties agree to negotiate a commercially reasonable solution.  Any modification to the Software not performed by Nortel, other than with respect to Modifiable
  Software, shall void this warranty.

           8.4     If Hardware is not free from  defects in material or workmanship and fails to comply with  the applicable  Specifications during  the warranty  period,  Nortel  will repair,  replace or  modify at  its sole
  option the  defective Hardware  so that  it substantially  complies with  the applicable  Specifications.   The
  warranty service shall be performed at the Installation  Site or Nortel's facility as determined  by Nortel. If
  Nortel is unable to repair  or modify the defective Hardware  within a reasonable period of  time so that such
  Hardware  conforms to the applicable Specifications, Nortel shall replace  the defective Hardware with Hardware that conforms  to such Specifications.  Replacement Hardware may  be new or reconditioned  at Nortel's option.
  Nortel's sole  obligation and  Company's exclusive remedy  under the warranty  provisions of this  Article with respect to Hardware and installation  Services shall be limited to repair,  modification or replacement of the defective Hardware or correction of the defective installation Services.

           8.5     Notwithstanding the  foregoing, the warranty period  of Hardware  which has  been subject  to repair or replacement by Nortel shall  commence upon the Ship Date of the repaired or replacement  Hardware to
  Company and  shall expire on the  later of ninety  (90) days or the  last day of  the original warranty period with respect to the Hardware which was repaired  or replaced.  The warranty period of  Licensed Software which has been corrected,  due to  a material, service-affecting non-conformance  found in  such Licensed  Software, shall expire  on the  later of  ninety (90) days from  the Ship  Date of  the corrected  Licensed Software  to
  Company or the last day of the original warranty period with respect to such Licensed Software.

           8.6     Nortel warrants that  its Products shall comply  in all material aspects  with all applicable laws and regulations  in force in the country  of destination known to Nortel, which are in  force on the date of acceptance  of the  applicable Order therefor,  which laws or  regulations directly impose  obligations upon any manufacturer,  Nortel or, if  applicable, installer of  such Products.  Upon request  therefor, Nortel may implement such changes  as are necessary  to comply  with any applicable  law and/or regulation  which becomes effective after the date of acceptance  of the applicable Order; provided that the parties have reached  mutual agreement concerning the cost of such changes and which party will bear them.

           8.7     The performance by  Nortel of any of its  obligations described in this  Article 8 shall  not extend the applicable warranty period.

           8.8     The warranties set forth in this Article shall  not apply to any Products where  the defect or non-conformance is  due  to  (i)  accident,  fire,  explosion,  power  failure,  power  surge  or  other  power irregularity, lightning, alteration, abuse,  misuse or repair not performed by Nortel; (ii)  improper storage;
  (iii)  failure to  comply  with  all applicable  environmental requirements  for the  Products as  specified by
  Nortel  or any other  applicable supplier,  such as  but not  limited to  temperature or humidity  ranges; (iv)
  improper performance of  installation, maintenance, operation or other service in connection  with the Product, provided that such  service was not performed by Nortel or on Nortel's behalf; (v)  use in conjunction with an incompatible product  or a  product not purchased  under this  Agreement; (vi) any  error, act  or omission  by anyone other than Nortel; or (vii) where written notice of the defect  has not been given to Nortel within  the applicable warranty period. The  warranties set forth in this Article  shall not apply to Third Party  Software or  Third Party Hardware,  provided however  that Nortel  shall assign  to Company  (to the extent  of Nortel's right to do  so) the warranty rights granted to Nortel by the appropriate vendor  of such Third Party Software or Third Party Hardware.

           8.9     Unless  Nortel elects  to  repair  or replace  defective Hardware  at Company's  facility, all
  Hardware to  be repaired  or replaced,  whether in  or out of  warranty, shall  be de-installed  and packed by
  Company in  accordance with Nortel's  instructions.  Nortel  shall use reasonable efforts to  ship repaired or
  replacement Hardware  within thirty  (30)  days of  receipt of  the  defective Hardware.    To facilitate  the
  processing of the defective  Hardware returned hereunder, Nortel may  ship replacement Hardware prior to Nortel receiving the  defective Hardware.  In  the event that  Company fails to return  defective Hardware and  Nortel has  shipped such  replacement Hardware,  Nortel shall  invoice Company  at  Nortel's applicable  then-current prices for such  replacement Hardware, thirty (30) days after the Ship Date of  such replacement Hardware.  If mutually agreed, Nortel will make repairs on-site at Nortel's then-current charge for such repairs.

           8.10    If  the Hardware returned  to Nortel pursuant to  Section 8.9 is  determined by  Nortel to be beyond repair and  is outside the warranty  period, Nortel shall notify Company  and if requested Nortel  shall sell Company replacement Hardware at Nortel's then-current prices for such replacement Hardware.

           8.11    Company shall bear  risk of loss or  damage and shall pay for all transportation  charges for
  Hardware returned  to Nortel and Nortel shall  bear risk of loss or damage and  pay for transportation charges
  for repaired or  replacement Hardware shipped  to Company.   Title  to repaired Hardware  shall pass to  Nortel
  upon receipt.  Title to replacement Hardware shall pass to Company upon receipt.

           8.12    Nortel  and  Nortel's  vendors   of  Third  Party  Hardware  and  Third  Party  Software,   as
  appropriate,  shall  not have  any  responsibility to  Customers  for warranties  offered  by  Company  to such
  Customers and  Company hereby indemnifies and holds  harmless Nortel and Nortel's vendors, as appropriate, from any claims, damages or  liabilities arising out of, or relating to,  any warranties offered by Company to such
  Customers.

           8.13    THE  WARRANTIES,  CONDITIONS AND  REMEDIES SET  FORTH HEREIN  CONSTITUTE THE  ONLY WARRANTIES,
  OBLIGATIONS  OR CONDITIONS OF  NORTEL WITH  RESPECT TO  THE PRODUCTS  AND SERVICES  AND ARE COMPANY'S  SOLE AND
  EXCLUSIVE  REMEDIES IN THE EVENT  THAT SUCH WARRANTIES OR  CONDITIONS ARE BREACHED.   THEY  ARE  IN LIEU OF ALL
  OTHER WARRANTIES  OR CONDITIONS,  WRITTEN OR ORAL,  STATUTORY, EXPRESS OR  IMPLIED, INCLUDING, BUT  NOT LIMITED
  TO, THE IMPLIED WARRANTY OF MERCHANTABILITY  AND FITNESS FOR A PARTICULAR PURPOSE.   NORTEL SHALL NOT BE LIABLE
  FOR  ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE  OR CONSEQUENTIAL DAMAGES, INCLUDING  WITHOUT LIMITATION LOST
  REVENUES  OR PROFITS  OR OTHER  ECONOMIC LOSS,  OF ANY  NATURE WHATSOEVER  ARISING OUT  OF NORTEL'S  BREACH  OF
  WARRANTY OR CONDITION.

                            ARTICLE 9.  NORTEL'S ADDITIONAL OBLIGATIONS

           9.1  Nortel shall make training available to representatives of Company with respect to the operation, configuration, installation, service, maintenance and support of the Products at Nortel's then current prices and at Nortel's facilities, subject to course and class availability.  The training provided under this
  Section 9.1 may be provided within the U.S. or at an offshore location, at Nortel's discretion.  Nortel shall provide Company with a certain number of student training days ("Training Credits"), as set forth in the
  Product Annexes, to be used by Company in any of Nortel's training courses related to the Products that
  Company has purchased.  The Training Credits for each Product may only be used in connection with such
  Product and must be used within one (1) year from the date such Training Credits were earned, after which such Training Credits will be forfeited by Company.

           9.2     Upon request, Nortel shall provide Company with copies of its then current training catalogue. Company shall provide Nortel with a reasonable number of names and addresses of people to whom this catalogue should be sent.  Upon the request of Company, Nortel shall provide to Company such additional training as Company requests, at a time and place mutually agreed upon and at the prices to be quoted for such training. The cancellation fees set forth in the training catalogues shall apply.

           9.3     Nortel shall include its standard Documentation package, if any, with each shipment of
  Products.  Nortel shall make the Documentation available on its choice of media, which may include CD-ROM or other electronic media.  Nortel shall provide Company with any other Documentation that is ordered at its then-current prices therefor.  Documentation provided via Nortel's CD-ROM media may be printed and copied and
  Documentation provided in paper format may be copied, to the extent such Documentation so provides, and only to the extent such printing or copying is necessary for the operation and maintenance of the Products to which the Documentation pertains.  However, Company may not press any copies of CD-ROM discs.

           9.4     During the term  of this Agreement, Company  may acquire various support Services  from Nortel in  connection  with the  Products  that Company  acquires  from Nortel  under this  Agreement.  These Services include, but are not limited to the  following: technical assistance Services, installation Services,  Hardware
  maintenance  Services, software  maintenance  Services and  parts  repair and  replacement  Services.   Certain
  support  Services that Company may are described in Exhibit B, the Master Services Agreement, which is attached hereto and incorporated  herein. The  fees for such  support Services,  if ascertained upon  execution of  this
  Agreement are  set forth in  Exhibit B.  Fees for  any support Services  not described  in Exhibit  B shall  be provided on an as-quoted basis pursuant to Nortel's applicable terms and conditions.

                                 ARTICLE 10.  SOFTWARE LICENSE

       10.1       Company acknowledges that the Software may contain programs which have been supplied by, and are proprietary to, Third Party Software vendors. In addition to the terms and conditions herein, Company shall abide by any additional terms and conditions specified in a Product Annex with respect to any Software provided by any Third Party Software vendor.

       10.2        Upon Company's payment to Nortel of the applicable fees with respect to any Software furnished to Company pursuant to this Agreement, Nortel hereby grants to Company, subject to the applicable terms and conditions of this Article 10, a personal, non-exclusive, right and license to use the Object Code version of the Software furnished to Company only in conjunction with Company's use of the Hardware with respect to which such Software was furnished for the life of that Hardware as it may be repaired or modified.
  Company shall be granted no title or ownership rights to the Software, which rights shall remain in Nortel or its suppliers.

       10.3        As a condition precedent to this license and to the supply of Software by Nortel pursuant to this Agreement, Nortel requires Company to give proper assurances to Nortel for the protection of the
  Software.  Accordingly, all Software supplied by Nortel under or in implementation of this Agreement shall be treated by Company as the exclusive property, and as proprietary and a trade secret, of Nortel and/or its suppliers, as appropriate, and Company shall: a) hold the Software, including, without limitation, any methods or concepts utilized therein in confidence for the benefit of Nortel and/or its suppliers, as appropriate; b) not provide or make the Software available to any person except to its employees on a 'need to know' basis; c) not reproduce, copy, or modify the Software in whole or in part except as authorized by
  Nortel; d) not attempt to decompile, reverse engineer, disassemble, reverse translate, or in any other manner decode the Software; e) issue adequate instructions to all persons, and take all actions reasonably necessary to satisfy Company's obligations under this license; and f) forthwith return to Nortel, or with Nortel's consent destroy i) upon termination of the license for any reason or ii) upon receipt of replacement, modified, or updated Software, any magnetic tape, disc, semiconductor device or other memory device or system memory and/or Documentation or other material, including, but not limited to all printed material furnished by Nortel to Company.

           10.4    The obligations of Company hereunder shall not extend to any information or data relating to the Software which is now available to the general public or becomes available by reason of acts or failures to act not attributable to Company.

           10.5    Nortel may  issue updates to the Software from time  to time, and, upon  Company's payment of applicable right  to use  fees, if any,  shall license such  updates to  Company.  Nortel  shall classify  such updates  as either: (i) incremental Software upgrades  ("ISUs"), designed to correct any  nonconformance to the
  applicable  Software   specifications;  or  (ii)  enhancements  which  will  provide   additional  features  or
  functionality ("Enhancements").

           Updates classified as  ISUs by  Nortel will  be provided at  no cost  to Company  during the  warranty
  period for such  Licensed Software.   The right to use fees for ISUs and Enhancements  do not include the price
  of any associated  hardware that may be required  to use such  ISUs and Enhancements.   Updates classified  as
  Enhancements by Nortel  will be made available to Company  at Nortel's applicable right  to use fees.   In the
  event  that Nortel determines that  an update includes  both ISUs  and Enhancements, such update  shall be made available to  Company.  If  Company elects to  receive the update, Nortel shall  invoice Company only  for the right to use fees applicable to the Enhancements contained in such update.

       10.6        Neither Company  nor any successor to  Company's title in the  applicable Hardware shall have the right  to (i) assign  this license as to  the applicable Software  to any other  person who acquires legal title to such Hardware, or (ii)  sublicense the rights herein granted as to  such Software to any other person who subsequently  acquires the  right to  use such  Hardware, unless agreed  to in writing  by both  Nortel and
  Company.  Such consent shall not be unreasonably withheld.

       10.7        Company shall indemnify and  hold Nortel and its suppliers,  as appropriate, harmless from any
  loss or damage resulting from  a breach of this Article 10.   The obligations of Company  under this Article 10
  shall survive the termination of the Agreement and shall continue if the Software is removed from service.

  Non-Licensed Software

           10.8    Certain  Software  delivered  by  Nortel  may include  Non-Licensed  Software.   Non-Licensed
  Software includes  (i) any Software for  which the applicable  right-to-use fees have not  been paid, and  (ii)
  Software for which a  periodic right to use  fee has expired  and the  applicable additional periodic right  to use fees  have not been  paid.  Company  shall submit to Nortel  an Order for  any Non-Licensed  Software that
  Company desires to license or renew.

           10.9    When Non-Licensed Software is placed into  service, the applicable right to  use fees shall be
  payable.   Company shall also  have the option to  pay the applicable  right to use  fees for any Non-Licensed
  Software upon installation of a Software load containing such Non-Licensed Software.

           10.10   To ensure Company's proper  activation and/or usage of only the appropriate Software,  Company shall complete the appropriate  form designated by Nortel, prior to  the activation and/or usage by Company  of
  any  Non-Licensed  Software.    Company shall  identify  all  Software  desired  to be  activated  and/or  used
  (including the  number of lines  or other units  activated, if applicable)  in each System  and shall  transmit such form to Nortel.

           10.11   Nortel shall promptly  review any  form submitted pursuant to  Section 10.10  and respond  in writing, identifying  whether (i)  any applicable  prerequisite Hardware  or Software  is required  by Company prior to  activation  and/or usage  of the  applicable  Software,  or (ii)  whether the  use  of such  Software requires Nortel to determine  whether the current system configuration will require additional  elements, such as Hardware, other hardware and/or  System memory, prior to activation and/or  usage; or (iii) whether Company can use such Software without the addition of any additional Hardware or Software.

           10.12   Nortel  reserves the  right  to access  by  remote polling  any  site in  which  Software  was
  installed to  determine  which Software  has been  activated.    Such polling  shall  be  done so  as  not  to
  unreasonably interfere with Company's use of the Products.

           10.13   Nortel shall  issue invoices  to Company, in  addition to those  amounts previously  invoiced, for amounts found  to be payable as a result of Company's activation and/or usage of any Software which Nortel determines as  a result  of the  remote polling of  a site and  for which Company  has not previously  paid the appropriate right to use fee.

           10.14   The warranty period for Software activated later than  the original Ship Date of  the Software load  shall be for the same period as such  original Software load and shall not be extended to provide for an additional period of warranty based upon  the date individual features or units are activated and/or  utilized by Company or the date Company pays any applicable right to use fees.

           10.15   Nortel shall  provide the Software support  Services specified in Article  9 or in a  Services agreement, provided that Company  maintains the Software  at Nortel's current Software release level  or within at least two previous Software release levels, or as otherwise specified in the Services agreement.

  Modifiable Software

           10.16.1 Notwithstanding anything  to the  contrary above,  upon payment to Nortel  of the  applicable fees, Nortel hereby grants to  Company, subject to the applicable terms and  conditions of this Article 10,  a personal,  non-transferable, non-assignable  and non-exclusive  right and license  to modify  Licensed Software which Nortel identifies  as modifiable in its  Documentation solely for the purpose of modifying  and creating
  Building  Blocks and Applications.  Upon  the modification or creation of any Applications, or the modification or creation of any  Building Blocks, Nortel shall have no obligations with regard to  warranty under Article 8 or indemnity under Article 12 for such Applications or Building Blocks.

           10.16.2 Nothing  contained in  Sections  10.16.1  through 10.16.5  shall  transfer, or  be  deemed  to transfer,  or  contemplate  the transfer  of,  any  rights  in  or  to the  Software  other  than those  rights specifically granted  herein, and  in  particular but  without restricting  the generality  of the  foregoing,
  Nortel  does not  in any  way transfer  any  right, title  or interest  in or  to the  Software or  any element constituting a  portion thereof  to Company,  other than  the right  of Company  to modify  or create  Building
  Blocks and Applications.

           10.16.3 For any  Building Blocks and  Applications created  solely by Company, and  for all  Company-
  modified portions of the  Nortel-provided Building Blocks  with respect to such modified portion  only, Company shall  own all  forms of  intellectual property rights  (including but  not limited  to patent,  trade secret, copyright and  mask rights) pertaining  to such  Applications, Building Blocks  or portions thereof and  shall
  have  the right  to file  for or  otherwise secure  and protect  such rights.   For  all such  Company created
  Applications or  Building Blocks, or  modified portions of  Building Blocks, the  parties shall, on  a case  by case basis,  negotiate in good faith to determine  whether Company may desire  to license any such Applications or Building Blocks to Nortel.

           10.16.4 For any Application created  solely by Nortel and for  the Nortel- provided Building  Blocks,
  Nortel shall  own all  forms of  intellectual property  rights  (including but  not limited  to patent,  trade secret, copyright  and mask  rights) pertaining  to such  Applications or  Building Blocks  and shall have  the right to file for or otherwise secure  and protect such rights.  For all such Nortel Applications or  Building
  Blocks, Company  may license  any such additional  Nortel Products upon  Nortel making such  software generally available to its customers.

           10.16.5 In the  event that  Company and  Nortel intend  to jointly  create  Applications or  Building
  Blocks, the parties shall mutually agree as to applicable terms and conditions.

  Services Software

           10.17.1 With respect to Services Software,  Company shall: i) utilize such  Services Software and the results thereof solely  for the purposes described  in Section 1.27; and ii)  comply with additional terms,  if any, applicable  to such  Services Software as  specified in  a Product  Annex.  Nortel  may, at  any time and without  liability or obligation to Company, modify the Services Software, any  computer equipment of Nortel or its suppliers  used in  connection with  such Services  Software, and  identification codes,  manuals or  other information or Documentation used in connection with the Services Software.

           10.17.2 SERVICES SOFTWARE IS  PROVIDED AS IS  AND WITHOUT  WARRANTY OR CONDITION  OF ANY KIND,  EITHER
  EXPRESSED  OR IMPLIED, INCLUDING,  BUT NOT LIMITED  TO, THE IMPLIED  WARRANTIES OF  MERCHANTABILITY AND FITNESS
  FOR A PARTICULAR  PURPOSE.  NORTEL DOES NOT AND CANNOT WARRANT THE PERFORMANCE OR RESULTS THAT MAY BE OBTAINED
  BY USING SERVICES SOFTWARE.   COMPANY ASSUMES SOLE  RESPONSIBILITY FOR THE SELECTION  OF THE SERVICES SOFTWARE
  TO  ACHIEVE COMPANY'S INTENDED RESULTS, AND FOR THE INSTALLATION, USE,  AND RESULTS OBTAINED FROM THE SERVICES
  SOFTWARE.   IN  NO  EVENT  SHALL  NORTEL  BE  LIABLE  FOR  ANY INDIRECT,  INCIDENTAL,  SPECIAL,  PUNITIVE,  OR
  CONSEQUENTIAL DAMAGES,  INCLUDING WITHOUT  LIMITATION, LOST REVENUES OR  PROFITS OR OTHER ECONOMIC  LOSS OF ANY
  NATURE WHATSOEVER ARISING OUT OF COMPANY'S USE OF SERVICES SOFTWARE.

                       ARTICLE 11.  HOMOLOGATION AND
                                CERTIFICATION

            11.1  Nortel hereby warrants that it will comply with the homologation requirements for a Product, unless otherwise specified in a Product Annex, in each of the countries set forth on Exhibit E.

            11.2  In the event that Nortel or a Nortel Affiliate has complied or complies in the future with the homologation requirements for a Product in any country not set forth on Exhibit E, Nortel shall, to the
  extent of its legal right to do so, grant Company the right to use the results of such homologation.   Any
  costs arising from such grant shall be subject to agreement by the parties prior to such grant being made.

              ARTICLE 12.  LIABILITY FOR BODILY INJURY, PROPERTY DAMAGE
                         AND PATENT INFRINGEMENT

            12.1  A party hereto shall defend the other party against any suit, claim, or proceeding brought against the other party for direct damages due to bodily injuries (including death) or damage to tangible property which allegedly result from the negligence or willful misconduct of the defending party in the performance of this
  Agreement.  The defending party shall pay all litigation costs, reasonable attorney's fees, settlement payments and such direct damages awarded or resulting from any such suit, claim or proceeding.

           12.2    Nortel shall defend Company against any suit, claim or proceeding brought against Company alleging that the sale to, or use by Company of, any Products, excluding Third Party Hardware or Third Party
  Software, furnished hereunder infringes any patent ("Infringement Claim"). Nortel shall pay all litigation costs, reasonable attorney's fees, settlement payments and damages awarded or resulting from any such suit, claim or proceeding. With respect to Third Party Hardware or Third Party Software, Nortel shall assign any rights with respect to infringement of patents granted to Nortel by the supplier of such items to the extent of Nortel's right to do so.

           12.3    Nortel's cumulative liability, pursuant to this Article 12 and including its costs and expenses incurred in satisfying its obligations set forth below, shall not exceed one hundred percent (100%)
  of the purchase price of the Product giving rise to the Infringement Claim.

           12.4     Nortel shall not be liable and Company shall indemnify Nortel for any costs incurred by
  Nortel or liabilities of Nortel arising under this Article in excess of the amounts so stated above.

           12.5     Nortel shall have no liability, in respect of any Infringement Claim based on the use of a
  Product in the event that such Product:  (a) is manufactured, designed or supplied by Nortel in accordance with any design or any special instruction furnished by Company, (b) is used by Company in a manner or for a purpose not contemplated by this Agreement, (c) is used by Company in combination with other products not provided by Nortel, including, without limitation, any software developed solely by Company through the permitted use of Products furnished hereunder, provided that the Infringement Claim arises from such combination or the use thereof, (d) is modified by Company where such modification is not authorized by
  Nortel, or (e) is used or located by Company in a location other than the location in which and for which it was supplied by Nortel.  In the excepted cases stated above, Company shall indemnify and hold Nortel harmless against any loss, cost, expense, damage, settlement or other liability, including, but not limited to, attorneys' fees, which may be incurred by Nortel with respect to any suit, claim, or proceeding described in this Section 12.5.

           12.6    Nortel shall not be liable for, and Company shall indemnify Nortel in respect of, any damages awarded based on Company's willful, knowing or deliberate infringement of a patent, copyright, trade secret, trademark or other proprietary right where such infringement results in a pecuniary damage award.

           12.7    Nortel may provide Company with notice of an actual or potential Infringement Claim.  Nortel shall consult with Company regarding the Infringement Claim and the course of action to be pursued as a result thereof.  In the event that the parties fail to agree on a satisfactory course of action for dealing with the matter, Company may either:

    return to Nortel the affected portion of the Product(s) in return for a refund of the depreciated value (as carried on the books of Company) of the Product(s) so returned; or

    (ii)     continue to use the Product(s) at Company's own risk.

           12.8    Nortel shall not be liable for, and Company shall indemnify Nortel in respect of any
  Infringement Claim(s) where Nortel has provided notice to Company of the Infringement Claim(s) and Company elects to continue its use of the Product(s) covered by the Infringement Claim.

           12.9    If as a result of an Infringement Claim, other than those contemplated above, an injunction is obtained against Company's use of any Product, Nortel shall, at Nortel's option:

             (i)     procure for Company the right to continue using the alleged infringing
             Product(s);

             (ii)    replace or modify the same with equivalent or better Product(s) so that
             Company's use is non-infringing; or

             (iii)   accept return of the affected portion of the Product(s) and refund to
             Company the depreciated value (as carried on the books of Company) of the Product(s)
             so returned.

           12.10   The defense of any claim which is predominantly covered by the provisions of this Agreement shall be controlled by the party upon whom the majority of the ultimate liability is likely to be imposed.
  Such controlling party shall give the other party a reasonable opportunity to participate in negotiation or defense of the claim so that such other Party may reasonably protect its own interests.  Neither Party shall be liable for any settlement obligation incurred without its written consent.

           12.11   Company shall waive any and all claims that Company may have against Nortel that Company may have due to any use by Company of Modifiable Software and any modification Company may have made to a Product as a result of such use.  Further, Company shall be responsible for any additional hardware, software or services required as a result of such use.

           12.12   THE REMEDIES SET FORTH IN THIS ARTICLE 12 ESTABLISH THE ENTIRE OBLIGATION OF THE PARTIES IN
  REGARD TO CLAIMS RELATING TO INTELLECTUAL PROPERTY RIGHTS INCLUDING CLAIMS DIRECTED TO THE INFRINGEMENT OF
  PATENTS, COPYRIGHT, TRADE SECRETS AND OTHER PROPRIETARY RIGHTS.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR
  ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR FOR LOST REVENUES, PROFITS OR OTHER
  ECONOMIC LOSSES, ARISING FROM SUCH INFRINGEMENTS AND/OR OTHER MATTERS, OTHER THAN AS SPECIFICALLY SET FORTH
  HEREIN.

                    ARTICLE 13.REMEDIES AND LIMITATION OF LIABILITY

           13.1  Nortel shall have the right to suspend its performance, upon written notice to Company, and forthwith remove and take possession of all Products that shall have been delivered to Company, if, prior to payment to
  Nortel of any amounts due pursuant to this Agreement with respect to such Products, Company shall (a) become insolvent or bankrupt or cease, be unable, or admit in writing its inability, to pay all debts as they mature, or make a general assignment for the benefit of, or enter into any arrangement with, creditors, (b)
  authorize, apply for, or consent to the appointment of, a receiver, trustee, or liquidator of all or a substantial part of its assets or have proceedings seeking such appointment commenced against it which are not terminated within sixty (60) days of such commencement, or (c) file a voluntary petition under any bankruptcy or insolvency law or under the reorganization or arrangement provisions of the United States
  Bankruptcy Code or any similar law of any jurisdiction or have proceedings under any such law instituted against it which are not terminated within sixty (60) days of such commencement.

           13.2    In the event of any material breach of this Agreement which shall continue for thirty (30)
  or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option to avail itself of any and all remedies available at law or equity, except as otherwise limited in this Agreement.

           13.3    Nothing contained in Section 13.2 or elsewhere in this Agreement shall make Nortel liable for any indirect, incidental, punitive, special or consequential damages of any nature whatsoever for any breach of this Agreement whether the claims for such damages arise in tort (including negligence regardless of degree of fault), contract, or otherwise.

           13.4    Nortel shall not be liable for any additional costs, expenses, losses or damages resulting from errors, acts or omissions of Company, including, but not limited to, inaccuracy, incompleteness or untimeliness in the provision of information by Company to Nortel or fulfillment by Company of any of its obligations under this Agreement.  Company shall pay Nortel the amount of any such costs, expenses, losses or damage incurred by Nortel.

           13.5    Any action for breach of this Agreement or to enforce any right hereunder shall be commenced within two (2) years after the cause of action accrues or it shall be deemed waived and barred, except any action for nonpayment by Company of any prices, charges, fees or other amounts payable hereunder may be brought by Nortel at any time permitted by applicable law, and Nortel may suspend performance of any of its obligations hereunder until all such payments are made.

                        ARTICLE 14.  TERM AND TERMINATION

           14.1   This Agreement will be in effect from the Effective Date for a period of eighteen (18) months (the
  "Original Term").  Thereafter, this Agreement shall automatically renew for one (1) year terms (each, a
  "Renewal Period" and collectively and together with the Initial Term, the "Term"), unless either party provides the other party with written notice of its intent not to renew at least sixty (60) days prior to the end of the Original Term or any Renewal Period.

           14.2     Either party may delay performance under this Agreement or terminate this Agreement, in whole or in part, in the event of a default by the other, provided that the non-defaulting party so advises the defaulting party in writing of the event of alleged default and the defaulting party does not remedy the alleged default within thirty (30) days after written notice thereof. If the alleged default is not capable of being remedied within thirty (30) days, the defaulting party must commence to remedy the alleged default within such thirty (30) day period and provide to the non-defaulting party a plan for timely remedying the alleged default in order to avoid termination.  A default shall include:

             (i)     a party's insolvency or initiation of bankruptcy or receivership proceedings by or against a party or the execution of an assignment for the benefit of creditors; or

    either party's material breach of any of the terms or conditions hereof including the failure to make any payment when due.

           14.3    The expiration or termination of this Agreement for any cause shall not release either party from:

    any obligations and duties remaining under any Order entered into prior to such expiration or termination;

    any liability which at the time of termination has already accrued to the other party, or, which thereafter may accrue in respect to any event prior to termination; or

    any liability from any obligation specified in Section 16.18 below to survive expiration or termination.

                           ARTICLE 15.  CONFIDENTIALITY

           15.1    Each party which receives the other party's Confidential Information shall use reasonable care to hold such Confidential Information in confidence and not disclose such Confidential Information to anyone other than to its employees and employees of a Company Affiliate or a Nortel Affiliate, as applicable, with a need to know. A party that receives the other party's Confidential Information shall not reproduce such Confidential Information, except to the extent reasonably required for the performance of its obligations pursuant to this Agreement and in connection with any permitted use of such Confidential
  Information.

           15.2    Company shall take reasonable care to use Nortel's Confidential Information only for study, operating, or maintenance purposes in connection with Company's use of Products furnished by Nortel pursuant to this Agreement.

           15.3    Notwithstanding the foregoing, either party shall be free to use that portion of the
  Confidential Information which may be retained in intangible form by those employees who have had access to the Confidential Information, for any purpose, including use in the development, manufacture, marketing and maintenance of its products and service. The marketing of any product or service, including the dissemination of supporting documentation, which inherently discloses the disclosing party's Confidential Information shall not be deemed a breach by the recipient of such obligations; provided however, that ownership of the
  Confidential Information and all intellectual property rights to such Confidential Information remain with the disclosing party.

           15.4    The obligations of either party pursuant to this Article 15 shall not extend to any
  Confidential Information which recipient can demonstrate through written documentation was already known to the recipient prior to its disclosure to the recipient and without confidential obligations was known or generally available to the public at the time of disclosure to the recipient, becomes known or generally available to the public (other than by act of the recipient) subsequent to its disclosure to the recipient, is disclosed or made available in writing to the recipient by a third party having a bona fide right to do so and without similar confidentiality obligations, is independently developed by recipient, or is required to be disclosed by process of law, provided that the recipient shall notify the disclosing party promptly of any such subpoena or other process of law requiring disclosure.

                               ARTICLE 16.  MISCELLANEOUS

            16.1  Publicity - A party shall not release any advertising or other publicity relating to this Agreement or the contents hereof wherein such other party may reasonably be identified without the prior written approval of the other party.  In addition, each party shall take reasonable precautions to keep the existence and the contents of this Agreement confidential so long as this Agreement remains in effect and for a period of five
  (5) years thereafter, except as may be otherwise expressly provided in this Agreement or as may be reasonably required to enforce this Agreement by law.

           16.2    Applicable Law - The validity, construction and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof except to the extent that any mandatory provisions of local laws in any country take precedence over the provisions of this Agreement and New York law.  The United Nations convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

           16.3    Effects of Headings - All headings used herein are for index and reference purposes only, and shall not be given any substantive effect.  This Agreement has been created jointly by the parties and no rule of construction requiring interpretation against the drafter of this Agreement shall apply in its interpretation.

           16.4.1  Assignment  - Other than as explicitly stated below, neither party may assign or transfer this Agreement or any of its rights hereunder without the prior written consent of the other party, such consent not to be unreasonably withheld. A change in control of Company  shall be deemed an assignment hereunder.  A change in control shall occur if ownership or control of more than fifty percent (50%) of the shares of the Company entitled to elect the board of directors changes during the term of this Agreement.
  Company's consent shall not be required for any assignment or transfer by Nortel (a) to any Nortel Affiliate of all or any part of this Agreement or of Nortel's rights hereunder, or (b) to any third party of Nortel's right to receive any monies ("Receivables") which may become due to Nortel pursuant to this Agreement.

           16.4.2  Company hereby consents to the sale of Receivables by Nortel without the necessity for any further notice and without any qualification on such consent.  Company grants permission for Nortel to disclose the provisions of this Agreement to Companies and prospective Companies of Receivables, or their affiliates and others with a present or prospective financial interest in such Receivables, and their respective agents, attorneys, auditors, rating agencies and other advisors.

           16.5    Subcontracting - Nortel may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve Nortel of primary responsibility for performance of its obligations.

           16.6    Non-Waiver - The failure by either party hereto at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require the performance with respect thereto or to claim a breach with respect thereto.

           16.7    Relationship of the Parties - The provisions of this Agreement shall not be construed to establish any form of partnership, agency or other joint venture of any kind between Nortel and Company, nor to constitute either party as the agent, employee or legal representative of the other.  All persons furnished by either party to accomplish the intent of this Agreement shall be considered solely as the furnishing party's employees or agents and the furnishing party shall be solely responsible for compliance with respect to its employees with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers' compensation, payment of wages, and withholding and payment of applicable taxes, including, but not limited to income taxes, unemployment taxes, and social security taxes.

           16.8    Force Majeure - If the performance by a party of any of its obligations under this Agreement shall be interfered with by reason of any circumstances beyond the reasonable control of that party, including without limitation, fire, explosion, acts of God, war, revolution, civil commotion, unavailability of supplies or sources of energy, power failure, breakdown of machinery, delays regarding zoning, easements or deed restrictions, any legal proceedings between parties unrelated to the parties hereto or labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, then that party shall be excused from such performance for a period equal to the delay resulting from the applicable circumstances and such additional period as may be reasonably necessary to allow that party to resume its performance.
  With respect to labor difficulties as described above, a party shall not be obligated to accede to any demands being made by employees or other personnel.

           16.9    Taxes - Company shall at Nortel's direction promptly reimburse Nortel or pay directly to the applicable government or taxing authority all taxes and charges arising hereunder, including, without limitation, penalties and interest, except for taxes computed upon the net income of Nortel.  If Company provides Nortel with a certificate of exemption for the applicable taxes, then Nortel shall not invoice
  Company for such taxes.

           16.10.1  Hazardous Materials - Prior to issuing any Order for Services to be performed  at Company's facilities, Company shall identify and notify Nortel in writing of the existence of all Hazardous Materials which Nortel may encounter during the performance of such Services, including without limitation, any
  Hazardous Materials contained within any equipment to be removed by Nortel.

           16.10.2  If Company breaches its obligations pursuant to Section 16.10.1, (a) Nortel may discontinue the performance of the applicable Services until all the Hazardous Materials have been removed or abated to
  Nortel's satisfaction by Company at Company's sole expense, and (b) Company shall defend, indemnify and hold
  Nortel harmless from any and all damages, claims, losses, liabilities and expenses, including without limitation, attorney's fees, which arise out of Company's breach of such obligations.

           16.11   Notice - All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered (i) by hand, or (ii) by facsimile, transmission (confirming the same by mail) or (iii) by certified or next-day mail addressed as follows:

           If to Company:

    WorldPort Communications, Inc.
    1825 Barrett Boulevard
    Atlanta, Georgia 30144
    USA
    Attention:       Chief Executive Officer
    Facsimile:       (770) 792-0676

           If to Nortel:

    Northern Telecom Inc.
    2350 Lakeside Boulevard
    Richardson, Texas 75082-4399
    USA
    Attention:  Vice President and General Manager
    Facsimile:  972-685-3284

  Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above.

           16.12   Information and Documentation - Company shall provide any information and/or documentation that Nortel reasonably requests from Company and that is necessary for Nortel to properly perform any of its obligations hereunder.  Such information shall be provided in a form reasonably specified by Nortel by the dates specified by Nortel.

           16.13.1  Export - Company shall not export any Products or technical data received from Nortel pursuant to this Agreement, or release any such Products or technical data with the knowledge or intent that such Products or technical data will be exported or transmitted to any country or to foreign nationals of any country, except in accordance with applicable laws or regulations concerning the exporting of such items arising in the U.S., Canada or other such jurisdiction affecting the Products, and with written consent of
  Nortel.  Company shall obtain all authorizations from the appropriate government in accordance with applicable law prior to exporting or transmitting any such Products or technical data.  Nortel will provide such assistance as Company reasonably requests to obtain such authorizations.


           16.13.2  Nortel acknowledges that the transfer of Systems or components thereof, and associated documentation outside of Canada or the United States may be subject to the specific approval of the applicable Software suppliers and other suppliers.  All such approvals, if applicable, shall be conditions precedent to any of the obligations of Nortel hereunder respecting such Systems or component thereof and associated documentation.  To the extent any such conditions exist, they shall be listed in the applicable
  Product Annex.

           16.14   Severability - If any provision of this Agreement is declared or determined to be invalid or unenforceable under applicable law, the remaining provisions shall continue in full force and effect and the parties shall substitute for the invalid provision a valid provision which most closely approximates the economic effect and intent of the invalid provision.

           16.15   Modification of Agreement - No addition to or modification of this Agreement shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of each of the parties hereto.

           16.16   Regulatory Compliance - In the event of any change in the Specifications or Nortel's manufacturing or delivery processes for any Products as a result of the imposition of requirements by any government, Nortel may upon notice to Company, increase its prices, charges and fees to cover the added costs and expenses directly and indirectly incurred by Nortel as a result of such change.

           16.17   Entire Agreement - This Agreement, including the Exhibits and Annexes which are attached hereto and incorporated herein, comprises all the terms, conditions and agreements of the parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, publications and understandings of any nature whatsoever.  No Exhibits or Annexes modified or created subsequent to the execution of this Agreement shall be deemed to be incorporated into this Agreement unless mutually agreed in a writing and executed by a duly authorized representative of each party.  Company hereby acknowledges and agrees that it has not relied on any representations or warranties other than those expressly set forth in this Agreement.

           16.18   Survivorship - Any terms of this Agreement which by their nature are intended to survive including, but not limited to, Articles 8, 10, 12, 13, 15 and 16 and Sections 4.5, 9.3, 10.15, and 14.3 shall survive the termination or expiration of this Agreement.


           IN WITNESS WHEREOF, the parties have executed this Agreement.

  NORTHERN TELECOM INC.                         WORLDPORT COMMUNICATIONS, INC.


  By:       ______________________________     By: _____________________________

  Name:     ______________________________     Name:___________________________

  Title:    ______________________________     Title:____________________________

  Date:     ______________________________     Date:___________________________






                               EXHIBIT A

                            PRODUCT ANNEXES




                               EXHIBIT A

                           PRODUCT ANNEX A.1

CARRIER NETWORKS PRODUCTS


  The supplemental terms and conditions provided below take precedence over any conflicting terms and conditions specified, in the Sections noted below or elsewhere, in the Agreement as such terms and conditions apply to the Carrier Networks Products.


  Article 2, Scope of Agreement

  With regard to the subject of Scope of Agreement, the following shall apply:

      1.  During the Term, Company commits to purchase no less than (i)       [*]      DMS-GSP      Initial     Switching
      Systems,  as described in  Attachment 1, Part I,  Section I 1.0, Attachment  2, Part I,  Section I 1.0 and
      Attachment 3, Part I, Section I 1.0 (each, a "DMS-GSP"), and (ii)        [*]     of  Product  described in
      Attachments  1, 2 and 3 and other Nortel products as added to this Agreement by subsequent amendments, for delivery  and  installation  in Company's  facilities  to  be  designated by  Company  in  its Order  (the
      "Commitment").   Company shall  pay the  prices, charges  and fees  for such DMS-GSPs  in accordance  with
      Article 4 of the Agreement.

      2.  In the event  that Company does not satisfy the  Commitment set forth in Section  1 of this Product Annex A.1, upon  the expiration of the Term,  Nortel shall invoice Company  for, and Company shall  pay to Nortel, an amount equal  to the price difference  obtained by subtracting: (i)  the total prices paid  by Company for all  Products purchased by  Company during the  Term, excluding  any and all Orders  cancelled pursuant to
      Article 7 of the Agreement during the Term, from (ii)           [*]              .  Company  shall pay  to
      Nortel the entire invoiced amount within thirty (30) days after the date of invoice.

      3. From time  to time  during the  Term,  Company may  license any  of the  DMS-GSP  Optional  Software listed  in
      Attachment 1,  Part IV ("Optional Software").   In the event  that Company includes an  Order for Optional
      Software with Company's Order for a DMS-GSP, Company shall receive a     [*]              discount  off the
      licensing fees for such Optional Software as set forth  in Attachment 1, Part IV.  For all  other Optional
      Software Orders issued by Company during the Term, Company shall receive a       [*]      discount  off the
      licensing fees set forth in Attachment 1, Part IV.

      4.  From time to time during the Term, Company may issue an Order for no more than [*]
      generic  Software upgrades  per each  DMS-GSP  purchased by  Company  under this  Product  Annex A.1  (the
      "Software  Upgrade").   Each  Software  Upgrade shall  be within  two  (2) previous  Software  releases of
      Nortel's then  current Software load for  each DMS-GSP.  Company  shall be responsible for  payment of the purchase price  for any  gating  Hardware required  for  Software feature  functionality of  the  Software
      Upgrade.  Nortel shall issue an invoice to Company  for the price of any gating Hardware that  is required for Software feature functionality  of the Software Upgrade,  and Company shall pay  to Nortel the  entire
      invoiced amount within thirty  (30) days after the date of invoice.   Company may elect to issue  an Order
      for  each Software Upgrade  upon the  Acceptance date  of Company's  initial DMS-GSP purchased  under this
      Product Annex A.1.  In the event  that Company has not issued an Order for  delivery and installation of a
      Software  Upgrade  prior to  the  expiration of  the Term,  Company  shall forfeit  any and  all remaining
      Software Upgrades.


  5.0      From time to time  during the Term, Company may purchase any DMS-GSP  Extension Ports, as described in
           Attachment  1, Part II, Section II 1.0 ("Extension Ports"), for delivery and installation in Company's facilities to be  designated by Company in its Order.  Company shall  pay the prices, charges and fees for such Extension Ports in accordance with Article 4 of the Agreement.

  6.0      Exclusive Purchases - In consideration of Nortel's pricing  of its Products and Services as set  forth and described in this  Product Annex, and in order to ensure that  Nortel's warranty and other support obligations pursuant to the Agreement apply  to all telecommunications switching Products installed in the Company's network, Company  shall purchase, during the Term,  any and all of its  requirements for telecommunications  switching Products  and Services  that will  be used  by Company  for the  same or similar purposes  as the telecommunications switching  Products and Services currently  produced by or to be produced by Nortel, including, but not limited to the telecommunications switching  Products and
           Services set forth in  this Product Annex.   In the event  that Nortel, as a  result of a  substantial
           difference in the purchase price of the  telecommunications switching Products and Services, is unable to  provide such telecommunications switching Products and Services  to Company, and both parties have made a good  faith effort  to negotiate a  resolution, Nortel  will consent to  Company's purchase  of substitute products from other vendors.

  7.0      In  the event  that  Company purchases  telecommunications  switching  Products and/or  Services  from another vendor in violation of this section,  Nortel may change the purchase price(s) and/or  warranty terms of its telecommunications  switching Products and Services, which are set  forth in this Product
           Annex, for any purchases that occur after Company violates the exclusivity provision of this section.


  Article 2, Section 2.3

  With regard to the subject of forecasts, the following shall apply:

           Company  shall  submit  a non-binding  forecast to  Nortel,  in  accordance with  Section  2.3  of the
  Agreement.



  Article 4, Section 4.4

  With regard to the subject of invoicing for Products and Services, the following modified terms shall apply:

           For all Orders, Nortel shall invoice Company for Products and Services as follows, unless otherwise agreed to in writing:

    (i)      for Systems, whether or not installation has been ordered from Nortel, eighty percent (80%) of the price of the Products on the Ship Date and twenty percent (20%) of the price of the Products on the Acceptance date, and one hundred percent (100%) of the price of any Services upon the date of completion of such Services, except with respect to installation Services, if any,  which shall be invoiced one hundred percent (100%) upon
    Turnover;


  Article 4, Section 4.6

  With regard to the subject of price changes, the following shall apply:

           The parties agree that the price and configuration for a DMS-GSP as set forth in Part I, Section I
           1.2 of Attachment 1 to Exhibit A, Product Annex A.1 may vary depending upon the in-country specifications required by the governmental authorities of such country (the "In-County Specifics").
           Such variations may include, but are not limited to, the signaling specifications and Software features required by a governmental authority; additional hardware and Software prices, fees and charges; and travel, living and labor expenses and charges.  Nortel shall indicate upon each affected invoice to Company any such price change(s) as are necessitated by and charged to Company as a result of In-Country Specifics.


  Article 4, Section 4.7

  With regard to the subject of prices, the following shall apply:

           The parties agree that the prices, charges and fees provided in Attachments 1, 2 and 3 are the prices, charges and fees for Products to be delivered and installed in the respective countries specified therein.  In the event that Company desires prices, charges and fees for Products to be delivered and installed in a country not provided for in Attachments 1, 2 or 3, Company shall submit a written request to Nortel for a budgetary or firm Quotation pursuant to the procedures set forth in
           Article 3.6.


  Article 5, Section 5.1

  With regard to the subject of rescheduling of an Order, the following shall apply:

           Sixty (60) days notice must be provided to Nortel prior to the scheduled Ship Date.


  Article 6, Section 6.3

  With regard to the subject of Company performing installation of any of the Carrier Networks Products, the following shall apply:

           Company shall not have the right to perform installation Services.


  Article 7, Section 7.1

  With regard to the subject of Company's cancellation of an Order, the following shall apply:

           In  the event that Company cancels all or part of an Order, Company shall pay to Nortel a cancellation charge for each Product or each item of Third Party Hardware or Third Party Software that has been canceled  in accordance with the following schedule:

           - 90 days or more prior to Ship Date         100% of Engineering Charges

           - 60-89 days prior to Ship Date    15% of Order amount

           - 30-59 days prior to Ship Date    25% of Order amount

           -   0-29 days prior to Ship Date    35% of Order amount


  Article 8, Section 8.1

  With regard to the subject of System Hardware and Merchandise warranty, the following modified terms shall apply:

           Nortel warrants that for a period of thirty six (36) months from the Ship Date of a System, the
           Hardware contained in such System under normal use and service will be free from defective material and faulty workmanship and shall comply with the applicable Specifications.  The warranty period for
           Merchandise shall be ninety (90) days from the Ship Date of such Merchandise.  The foregoing warranties shall not apply to items normally consumed during operation of a System such as, but not limited to, lamps and fuses.


  Article 8, Section 8.3

  With regard to the subject of Software warranty, the following modified terms shall apply:


           Nortel warrants that any  Licensed Software shall function during the warranty  period of the Hardware with respect to  which such Licensed  Software is furnished  without any material,  service-affecting,
           non-conformance  to the applicable  Specifications.   Licensed Software  that is  delivered separately
           from  Hardware is warranted for a period of thirty six  (36) months from the applicable Ship Date.  If the Licensed Software fails  to so function, Company's  exclusive remedy and Nortel's  sole obligation under  this  warranty is  for  Nortel  to  correct  such  failure through,  at  Nortel's  option,  the replacement  or modification  of the  Licensed Software  or such  other actions  as  Nortel reasonably determines to be appropriate, all  within a reasonable time having regard to all  of the circumstances
           and  failing  which  the  parties  agree  to  negotiate  a  commercially  reasonable  solution.    Any
           modification  to the Software not performed by Nortel, other than with respect to Modifiable Software, shall void this warranty.


  Article 9, Section 9.1

  With regard to the subject of Training Credits, the following shall apply:

           With each  DMS-GSP purchased hereunder, Nortel shall provide to  Company a total of  one hundred (100)
  student training days.


  Article 10, Section 10.1

           With regard to the subject of Third Party Software, the following shall apply:

           With regard to the Helmsman  documentation, Company shall abide by the  terms and conditions specified in Attachment 4 to this Product Annex A.1, in addition to the terms and conditions of the Agreement.

           At the present time, there  are no additional terms with regard to  Third Party Hardware that must  be observed by Company.


   Attachment 1 to Exhibit A, Product Annex A.1
          Part I.  DMS-GSP Intial System
    (DMS-GSP Switching System for U.S.A. only)

  Nortel shall  engineer the  DMS-GSP Initial  System  provided hereunder  in accordance  with  Nortel's standard  engineering practices  and procedures.
            After  Nortel has engineered each  DMS-GSP Initial System  ordered by Buyer hereunder, Nortel shall provide Company with a detailed list of the DMS-GSP
            Initial System components.

            I1.0  DMS-GSP Initial System (12,480 DS-0  T1/E1 Port Model)


        I1.1   DMS-GSP Initial System Includes:

A DMS-GSP Initial System (12,480 DS-0 Port Model) shall consist of the  following configuration of major Equipment and Software:

a)    SuperNode front  end, 128K Dual  Bay Enhanced Network, Link Peripheral  Processor and other common Equipment as follows:

      One  (1) SuperNode  equipped with  BRISC-70EM processor  with 512  Meg on board  memory per plane and two (2)
SLM III.

      One (1)  128K Dual Bay Enhanced Network to support an Initial System wired and equipped for
             28,320 ports (30-NT9X40BB, 2-NT9X45BA).

      One (1) Link Peripheral  Processor (LPP) individually  wired and  equipped with twenty (20)
             Link Interface Units (LIU7s) and two (2) Ethernet Interface Unit (EIUs).  (Note:  The
             LPP has  a maximum  capacity of  thirty-six (36) Application  Specific Units  (ASUs).
             Additional ASUs may be purchased at an additional price

      Two (2) ISME  frames equipped with service and  test circuits as well as two
             (2) Enhanced Digital Recorded Announcement Machine circuit packs each providing a maximum of four (4) minutes of recordable announcement time.

      Two (2) Input Output Equipment (IOE) frames equipped with:
      ->       One (1) Mag Tape Device
      ->       Four  (4) SCSI Disk Drive Units
      ->       Three (3) IOC Shelves
      ->       Four  (4) I/O Controllers providing  sixteen (16)
               switch interface ports
      ->       Four (4) X.25 Automatic File Transfer circuit packs

      Two (2) MIS frames equipped with required inverts and terminal block assemblies.

      One   (1)  Meridian  Cabinet Spare  Storage  (MCSS) cabinet  to  house switch spares.

      One (1) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

      Miscellaneous Switch Room Equipment as follows:
      ->       One (1) Maintenance Administration Positions & no MAP Furniture
      ->       Two (2) UDS 2440 Modems
      ->       Two (2) RTIF Terminals
      ->       One (1) MAP Printers
      ->       One (1) Helmsman Workstation and CD-ROM documentation disk
      ->       One (1) Hardcopy of Northern Telecom Practices documentation


      b)     SuperNode Trunk configurable equipment as follows:

      Seven (7) DTEI  frames wired for  6,240 DS-0  (T1s) ports  equipped with  the following:
      ->       Five thousand two hundred eighty  (5,280) DS-0 SS7 ports
      ->       Nine hundred sixty (960) DS-0 PRI ports.
      ->       Two (2) NT6X62AB STR for reorigination per DTC7 peripheral.
      ->       Two (2) NT6X70AA Continuity Tone Detector for SS7 per DTC7
             peripheral.
      ->       Two (2) NTBX01BA Enhanced ISDN signaling for ISDN functionality per DTCI peripheral.

      Note: None  of the  T1  ports  are equipped  NTAX78AA for  Dialable  Wideband
             Service and NT6X50EC for echo cancellation  (not compatible with DMS-GSP).

      Seven (7)  DTEO frames  wired for  6,240 DS-0  (E1s) ports equipped  with the following:
       ->      Six thousand two hundred forty   (6,240) DS-0
CCS7 ports
       ->      Two (2) NT6X70AA Continuity Tone Detector for CCS7 per DTCO7
             peripheral.
      ->       Two (2) NT6X28AC/NTCX50AB circuit packs for echo cancellation control per DTCO7 peripheral.

      Note:  None   of  the  E1   ports  are   equipped  with  NTBX01BA   for  ISDN
             functionality.

      c)     DMS-GSP Standard Software Features as set forth in Part III of this Attachment.

      d)     Nortel's standard compliment of switch spares.

I1.2         DMS-GSP
     Initial System (12,480   T1/E1 Port Model) Pricing

    The price for each DMS-GSP (12,480 DS-0 Port Model) is [*].


         II1.0  Fully Wired and Fully Equipped DTEI Port Extension

      II1.1        DTEI  Port Extension Fully Wired and Fully Equipped
All prices  for DTEI Port Extensions  are sold in minimum  increments of nine  hundred sixty (960)
DS-0 ports, are  configured for SS7/PTS  or ISDN signaling  at Company's request  and include  the following:

      a)     DTEI hardware and XPM+;

      b)     Either UTR, STR, CTD for DTCs configured for  SS7 or PTS capability, or UTR and  ISDN pre-processor circuit packs configured for ISDN PRI capability;

      c)     Any  required
           128K Dual  Bay  ENET expansion,  MS, or processor  memory expansions for the BRISC70EM processor;

      d)     Any required Service/Test Circuits;

      e)     Any ENET software license fee;

      f)     Any required Power Distribution Center (PDC) Equipment;

      g)     Spare  circuit packs,  if required,  based on  Nortel's standard  engineering sparing guidelines;

      h)     Engineering, installation, commissioning, program management and freight; and

       i)    Optional  DTEI Equipment  as outlined  in Section  II  1.2 below  at defined  pricing levels.


II1.2        DTEI Port Extension Prices

Trunk Type        Extension Price

SS7 Trunking Port (DTC7) [*]      port

PRI Trunk Port/Long Distance (DTCI)     [*]      port





  II2.0  Fully Wired and Fully Equipped DTCO Port Extension

      II2.1        DTEO Port Extension Fully Wired and Fully Equipped

All prices for DTEO Port Extensions are sold in minimum increments of nine hundred sixty (960)
DS-0 ports, are configured for SS7/PTS or ISDN signaling at Company's request and include the following:

      a)     DTEO hardware and XPM+;

      b)     Either UTR, STR, or CTD for DTCOs configured for SS7 or PTS capability, or UTR and
      ISDN pre-processor circuit packs configured for ISDN PRI capability;

      c)     Any required
          128K Dual Bay ENET expansion, MS, or processor memory expansions for the BRISC70EM processor;

      d)     Any required Service and/or Test Circuits;

      e)     Any ENET software license fee;

      f)     Any required Power Distribution Center (PDC) Equipment;

      g)     Spare circuit packs, if required, based on Nortel's standard engineering sparing guidelines;

      h)     Engineering, installation, commissioning, program management and freight; and

       i)    Optional DTEO  Equipment as outlined in Section II 2.2 below at defined pricing levels.


II2.2        DTEO Port Extension Prices

Trunk Type        Extension Price

CSS7 Trunking Port  (DTCO)              [*]      port

PRI Trunk Port/Long Distance (DTCOI)    [*]      port

            III1.0   DMS-GSP Standard Software
            Features

           III1.1      DMS-GSP Base and Optional Software Features included in the Initial System
  Price
   The following represents the DMS-GSP GCS00003 Base Software Features that are included in the price of the
  DMS-GSP  Initial System (
           12,480  Port Model) set forth in Part I, Section I 1.2 or Section I
           2.2, above.  The following is a list of Software only and does not include any and/or all required
           Equipment for feature functionality.

Feature/ Package   Description
    BASE0001           Base
    BASE0009
          Supernode Series 70 EM Processor
        BASE0011   CO Data Chg. Capture
TEL00001           TEL Telecom Layer
TEL00002           C7 Channelized Access
TEL00003           Gateway Screening
TEL00004           256 C7 Route Sets
TEL00005           Multi-Point MTP Code
TEL00006           C7 Link Prot. Testor
TEL00007           C7 Link Fault Locator
TEL00008           TEL CCS7 Base
TEL00009           C7 Network Integrity Items
TEL00010           Multiple CCS7 Network Address
ISDN0001           ISDN Platform Supt DMS-250
ISP700001          ISP7 Base ISUP
ISP70002           Hop Counter
GCSB0001           DMS-GCS Base Functional Group

           License to the following  Optional Software Features will be  provided as part of the  DMS-GSP Initial
           System price set forth in Part I, Section I 1.2 or Section I 2.2, above:

        GCSB0002     CLI Screening
        GCSB0003     AUTH Screening
        GCSB0005     Switch based VPN
        GCSB0007     Freephone
        GCSB0015     Calling Card
        GCSB0016     Account Code Expansion
        GCSB0018     EIU for OAM&P
        GCSB0019     CLI Screening on Freephone #s
        GCSB0020     ISDN CLIP/CLIR
        GWAY001      Gateway Functions
        GWAY002      Echo Control
        GTON003      Per country downloadable tones
        GSS70006     Per country ISUP/TUP
        GSS70002     ANSI ISUP+

        GSS70003         ETSI ISUP v1
        GPRI0004         Per country PRI

        GPRI0002         ANSI PRI
        GCAS0003         GCAS per country CAS
          TBD
          Feature Group D (currently not available
    but will be provided upon general availability

           V1.0 DMS-GSP Optional Software Features

           IV1.1The following represents GCS00003 Optional Software Features that are NOT included in the price of the
  DMS-GSP  Initial System (
           12,480  Port Model) set forth in Part I, Section I 1.2 or Section I
           2.2, above.  The following Software represents those feature packages that may be ordered by Company at an additional price for a DMS-GSP Initial System and does not include any and/or all required
           Equipment to provide feature functionality.


              GCAS0009            GCAS AC15       [*]
              GCAS0011            GCAS CR11 HK CAS
              GCAS0012            GCAS CR12 HK CAS
              GCAS0010            GCAS DC5
              GCIN0001            GCIN GCS Base CS1 SSP
              GCIN0003            GCIN EDP 4
              GCIN0004            GCIN EDP 5
              GCIN0005            GCIN EDP 6
              GCIN0006            GCIN EDP 7
              GCIN0007            GCIN FCI Billing
              GCIN0008            GCIN Internal IP
              GCIN0002            GCIN TDP 3
              GCSB0001            GCSB GCS Base
              GCSB0003            GCSB AUTH Screening
              GCSB0002            GCSB CLI Screening
              GCSB0015            GCSB Calling Card

              GCSB0007            GCSB GCSB Freephone
              GCSB0014            GCSB GSM Roaming
              GCSB0005            GCSB Switch based VPN
              GPRI0004            GPRI per country PRI
              GPRI0008            GPRI DASS2
              GPRI0007            GPRI DPNSS
              GPRI0005            GPRI Dutch PRI
              GPRI0006            GPRI HK PRI CR13
              GSS70006            GSS7 per country Num7
              GSS70005            GSS7 BTUP
              GSS70007            GSS7 HK ISUP CR14
              GTON0003            GTON per country TONE
              GTON0015            GTON Austrian tones
              GTON0013            GTON Belgian tones
              GTON0011            GTON Brazilian tones           [*]




              GTON0014            GTON German tones
              GTON0005            GTON Hong Kong Tones
              GTON0009            GTON Irish tones
              GTON0008            GTON Italian tones
              GTON0004            GTON Netherlands Tones
              GTON0010            GTON Spanish tones
              GTON0012            GTON Swiss tones
              GTON0006            GTON UK Tones
              GWAY0001            GWAY Gateway Functions
              TEL00001            TEL Telecom Layer
              TEL00002            TEL C7 Chan-lized Access
              TEL00007            TEL C7 Link Flt. Locator
              TEL00006            TEL C7 Link Prot. Tester
              TEL00009            TEL C7 Network Integrity
              TEL00004            TEL C7 Routset Increment




              TEL00008            TEL CCS7 Base

              TEL00003            TEL Gateway Screening
              TEL00005            TEL Multi-Point MTP Code
              TEL00010            TEL Multiple CCS7 rk
              ISDN0001            ISDN Platform Supt
              ISP70001            ISP7 Base ISUP
              ISP70003            ISP7 Aut Cngst Cntrls
              ISP70002            ISP7 Hop Counter
              ISP70004            ISP7 TFP/TFC Rtng Opts




           IV1.2   The labor price for activating the optional Software features set forth in Part IV, Section
           IV 1.1, outside of a Generic Software upgrade is   [*]      for the first feature and
           [*]     for each additional feature requested in the same Order.  There is no labor charge for activating the above optional Software features when activated in conjunction with a Generic Software upgrade.






  Nortel shall engineer the DMS-GSP Initial System provided hereunder in accordance with Nortel's standard engineering practices and procedures.
            After Nortel has engineered each DMS-GSP Initial System ordered by Buyer hereunder, Nortel shall provide Company with a detailed list of the DMS-GSP
            Initial System components.

  I1.0   DMS-GSP Initial System (12,480 DS-0  E1 Port Model)

      I1.1         DMS-GSP
     Initial System Includes:

A DMS-GSP Initial System (12,480 DS-0 Port Model) shall consist of the following configuration of major Equipment and Software:

      a)     SuperNode front end, 128K Dual Bay Enhanced Network, Link Peripheral Processor
 and
      other common Equipment as follows:

              One (1) SuperNode equipped with BRISC-70EM processor with 512 Meg on board memory per plane and two (2) SLM III.

      One (1) 128K Dual Bay Enhanced Network to support an Initial System wired and equipped for
             28,320 ports (30-NT9X40BB, 2-NT9X45BA).

      One (1) Link Peripheral Processor (LPP) individually wired and equipped with  twenty (20)
             Link Interface Units (LIU7s) and two (2) Ethernet Interface Unit (EIUs).  (Note: The
             LPP has a maximum  capacity of  thirty-six (36) Application  Specific Units (ASUs).
             Additional ASUs may  be purchased at an additional price.

             Two  (2)  Integrated Service Module cabinets (CISM) equipped with service and test circuits as well as two (2) Enhanced Digital Recorded Announcement Machine
             circuit packs each providing a maximum of four minutes of recordable announcement time.

               Two (2) Input Output Equipment cabinets (CIOE)  equipped with:
      ->       One (1) Mag Tape Device
      ->       Four  (4) SCSI Disk Drive Units
      ->       Three (3) IOC Shelves
      ->       Four  (4) I/O Controllers providing  sixteen (16)   interface ports
      ->       Two (2)  X.25 Automatic File Transfer circuit packs

             Two (2)  Misc Equipment cabinets (CMIS) equipped with required inverters and terminal block assemblies.

             One (1) Miscellaneous Spare Storage cabinet (CMSS) to house switch spares.


             One  (1)   Power Distribution Center (CPDC) cabinet equipped with "A" and
             "B" feed fuse panels & fuses as required.

             Miscellaneous Switch Room Equipment as follows:
      ->       One (1) Maintenance Administration Positions &  MAP Furniture
      ->       Two (2) UDS 2440 Modems
      ->       Four (4) RTIF Terminals
      ->       Two (2) MAP Printers
      ->       One (1) Helmsman CD-ROM documentation disk


      b)     SuperNode Trunk configurable equipment as follows:

             Thirteen   (13) CDTO cabinet wired  for twelve thousand four hundred eighty
             DS-0
  (E1s)  ports and  equipped with the following.
      ->       Twelve thousand four hundred eighty  DS-0 (E1s)  ports .
      ->       Two (2) NT6X70AA Continuity Tone Detector for CCS7 per CDTO
               peripheral.
      ->       Two (2) NT6X28AC/NTCX50AB circuit packs for echo cancellation control per CDTO peripheral.

      Note: None of the E1 ports are equipped with NTBX01BA for ISDN functionality.

      c)     DMS-GSP Standard Software Features as set forth in Part III of this Attachment.

      d)     Nortel's standard compliment of switch spares.


I1.2         DMS-GSP
     Initial System (12,480   E1  Port  Model) Pricing

    The price for each DMS-GSP (12,480 DS-0 Port Model) is      [*]     .



         II1.0  Fully Wired and Fully Equipped CDTO Port Extension

      II1.1        CDTO Port Extension Fully Wired and Fully Equipped

All prices for  CDTO Port Extensions are  sold in minimum increments  of nine hundred sixty  (960)
DS-0 ports,  are configured  for SS7/PTS or  ISDN signaling at  Company's request and  include the following:

      a)     CDTO hardware and XPM+;

      b)     Either UTR, STR, or  CTD for DTCOs configured for  SS7 or PTS capability, or  UTR and
      ISDN pre-processor circuit packs configured for ISDN PRI capability;

      c)     Any required
          128K  Dual Bay  ENET  expansion, MS, or  processor memory expansions  for the BRISC70EM processor;

      d)     Any required Service and/or Test Circuits;

      e)     Any ENET software license fee;

      f)     Any required Power Distribution Center (CPDC) Equipment;

      g)     Spare  circuit packs,  if required,  based on  Nortel's standard  engineering sparing guidelines;

      h)     Engineering, installation, commissioning, program management and freight; and

       i)    Optional CDTO   Equipment as  outlined in  Section II  1.2 below  at defined  pricing levels.


II1.2        CDTO Port Extension Prices

Trunk Type        Extension Price

CCS7 Trunking Port  (CDTO)              [*]      port

PRI Trunk Port/Long Distance (CDTO)     [*]       port


            III1.0   DMS-GSP Standard Software
            Features

           III1.1      DMS-GSP Base and Optional Software Features included in the Initial System
  Price
   The following represents the DMS-GSP GCS00003 Base Software Features that are included in the price of the
  DMS-GSP  Initial System (
           12,480  Port Model) set forth in Part I, Section I 1.2  above.  The following is a list of Software only and does not include any and/or all required Equipment for feature functionality.

Feature/ Package   Description
BASE0001           Base
BASE0009           Supernode Series 70 EM Processor
BASE0011           CO Data Chg. Capture
TEL00001           TEL Telecom Layer
TEL00002           C7 Channelized Access
TEL00003           Gateway Screening
TEL00004           256 C7 Route Sets
TEL00005           Multi-Point MTP Code
TEL00006           C7 Link Prot. Testor
TEL00007           C7 Link Fault Locator
TEL00008           TEL CCS7 Base
TEL00009           C7 Network Integrity Items
TEL00010           Multiple CCS7 Network Address
ISDN0001           ISDN Platform Supt DMS-250
ISP700001          ISP7 Base ISUP
ISP70002           Hop Counter
GCSB0001           DMS-GCS Base Functional Group

           License to the following  Optional Software Features will be  provided as part of the  DMS-GSP Initial
           System price set forth in Part I, Section I 1.2  above:

    GCSB0002     CLI Screening
    GCSB0003     AUTH Screening
    GCSB0005     Switch based VPN
    GCSB0007     Freephone
    GCSB0015     Calling Card
    GCSB0016     Account Code Expansion
    GCSB0018     EIU for OAM&P
    GCSB0019     CLI Screening on Freephone #s
    GCSB0020     ISDN CLIP/CLIR
    GWAY001      Gateway Functions
    GWAY002      Echo Control
    GTON003      Per country downloadable tones
    GSS70006     Per country ISUP/TUP
    GSS70002     ANSI ISUP+



        GSS70003         ETSI ISUP v1
        GPRI0004         Per country PRI
        GPRI0002         ANSI PRI
        GCAS0003         GCAS per country CAS




           IV1.0 DMS-GSP Optional Software Features

           IV1.1  The following represents GCS00003 Optional Software Features that are NOT included in the price of the DMS-GSP
 Initial System ( 12,480 Port Model) set forth in Part I, Section I 1.2 above.
           The following Software represents those feature packages that may be ordered by Company at an additional price for a
   DMS-GSP Initial System and does not include any/all required Equipment to provide feature functionality.


              GCAS0009            GCAS AC15       [*]
              GCAS0011            GCAS CR11 HK CAS
              GCAS0012            GCAS CR12 HK CAS
              GCAS0010            GCAS DC5
              GCIN0001            GCIN GCS Base CS1 SSP
              GCIN0003            GCIN EDP 4
              GCIN0004            GCIN EDP 5
              GCIN0005            GCIN EDP 6
              GCIN0006            GCIN EDP 7
              GCIN0007            GCIN FCI Billing
              GCIN0008            GCIN Internal IP
              GCIN0002            GCIN TDP 3
              GCSB0001            GCSB GCS Base
              GCSB0003            GCSB AUTH Screening
              GCSB0002            GCSB CLI Screening
              GCSB0015            GCSB Calling Card

              GCSB0007            GCSB GCSB Freephone
              GCSB0014            GCSB GSM Roaming
              GCSB0005            GCSB Switch based VPN
              GPRI0004            GPRI per country PRI
              GPRI0008            GPRI DASS2
              GPRI0007            GPRI DPNSS
              GPRI0005            GPRI Dutch PRI
              GPRI0006            GPRI HK PRI CR13
              GSS70006            GSS7 per country Num7
              GSS70005            GSS7 BTUP
              GSS70007            GSS7 HK ISUP CR14
              GTON0003            GTON per country TONE
              GTON0015            GTON Austrian tones
              GTON0013            GTON Belgian tones
              GTON0011            GTON Brazilian tones
              GTON0014            GTON German tones
              GTON0005            GTON Hong Kong Tones
              GTON0009            GTON Irish tones
              GTON0008            GTON Italian tones             [*]
              GTON0004            GTON Netherlands Tones
              GTON0010            GTON Spanish tones
              GTON0012            GTON Swiss tones
              GTON0006            GTON UK Tones



              GWAY0001            GWAY Gateway Functions
              TEL00001            TEL Telecom Layer
              TEL00002            TEL C7 Chan-lized Access
              TEL00007            TEL C7 Link Flt. Locator
              TEL00006            TEL C7 Link Prot. Tester
              TEL00009            TEL C7 Network Integrity
              TEL00004            TEL C7 Routset Increment




              TEL00008            TEL CCS7 Base

              TEL00003            TEL Gateway Screening
              TEL00005            TEL Multi-Point MTP Code
              TEL00010            TEL Multiple CCS7 rk
              ISDN0001            ISDN Platform Supt
              ISP70001            ISP7 Base ISUP
              ISP70003            ISP7 Aut Cngst Cntrls
              ISP70002            ISP7 Hop Counter
              ISP70004            ISP7 TFP/TFC Rtng Opts



           IV1.2   The labor price for activating the optional Software features set forth in Part IV, Section
           IV 1.1, outside of a Generic Software upgrade is   [*]     for the first feature and         [*]
           for each additional feature requested in the same Order.  There is no labor charge for activating the above optional Software features when activated in conjunction with a Generic Software upgrade.


            Nortel shall engineer the DMS-GSP Initial System provided hereunder in accordance with Nortel's standard engineering practices and procedures.
            After Nortel has engineered each DMS-GSP Initial System ordered by Buyer hereunder, Nortel shall provide Company with a detailed list of the DMS-GSP
            Initial System components.

  I1.0   DMS-GSP Initial System (12,480 DS-0  E1 Port Model)

      I1.1         DMS-GSP
     Initial System Includes:

A DMS-GSP Initial System (12,480 DS-0 Port Model) shall consist of the following configuration of major Equipment and Software:

      a)     SuperNode front end, 128K Dual Bay Enhanced Network, Link Peripheral Processor
 and
      other common Equipment as follows:

             One (1) SuperNode equipped with BRISC-70EM processor with 512 Meg on board memory per plane and two (2) SLM III.

      One (1) 128K Dual Bay Enhanced Network to support an Initial System wired and equipped for
             28,320 ports (30-NT9X40BB, 2-NT9X45BA).

      One (1) Link Peripheral Processor (LPP) individually  wired and equipped with  twenty (20)
             Link Interface Units (LIU7s) and two (2) Ethernet Interface Unit (EIUs).  (Note: The
             LPP has a maximum  capacity of  thirty-six (36) Application  Specific Units (ASUs).
             Additional ASUs  may  be purchased at an additional price.

      Two  (2)  Integrated Service Module cabinets (CISM) equipped with service and test circuits as well as
  two (2) Enhanced Digital Recorded Announcement Machine  circuit packs each providing a maximum of four minutes of recordable announcement time.

      Two (2) Input Output Equipment cabinets (CIOE)  equipped with:
             ->      One (1) Mag Tape Device
             ->      Four  (4)  SCSI Disk Drive Units
             ->      Three (3) IOC Shelves
             ->      Four  (4)  I/O Controllers providing sixteen (16)   interface ports
             ->      Two (2)  X.25 Automatic File Transfer circuit packs

      Two (2) Misc Equipment cabinets (CMIS) equipped with required inverters and terminal block assemblies.




      One (1)  Miscellaneous Spare Storage cabinet  (CMSS)  to house switch spares.


      One  (1)   Power Distribution Center (CPDC) cabinet equipped with "A" and "B" feed fuse panels & fuses as required.

      Miscellaneous Switch Room Equipment as follows:
             ->      One (1) Maintenance Administration Positions &  MAP Furniture
             ->      Two (2) UDS 2440 Modems
             ->      Four (4) RTIF Terminals
             ->      Two (2) MAP Printers
             ->      One (1) Helmsman CD-ROM documentation disk


b)    SuperNode Trunk configurable equipment as follows:

      Thirteen   (13) CDTO cabinet wired  for
       twelve thousand four hundred eighty  DS-0
             (E1s)  ports and  equipped with the following.
             ->      Twelve thousand four hundred eighty  DS-0 (E1s)  ports .
             ->      Two (2) NT6X70AA Continuity Tone Detector for CCS7 per CDTO
             peripheral.
             ->      Two (2) NT6X28AC/NTCX50AB circuit packs for echo cancellation       control
             per CDTO peripheral.

             Note: None of the E1 ports are equipped with NTBX01BA for ISDN functionality.

c)    DMS-GSP Standard Software Features as set forth in Part III of this Attachment.

d)    Nortel's standard compliment of switch spares.


        I1.2       DMS-GSP Initial System (12,480  E1  Port  Model) Pricing

  The price for each DMS-GSP (12,480 DS-0 Port Model) is .



  II1.0 Fully Wired and Fully Equipped CDTO Port Extension


        II1.1  CDTO Port Extension Fully Wired and Fully Equipped

All prices for CDTO Port Extensions are sold in minimum increments of nine hundred sixty (960)
DS-0 ports, are configured for SS7/PTS or ISDN signaling at Company's request and include the following:

a)    CDTO hardware and XPM+;

b)    Either UTR, STR, or CTD for DTCOs configured for SS7 or PTS capability, or UTR and ISDN pre-processor circuit packs configured for ISDN PRI capability;

c)    Any required 128K Dual Bay ENET expansion, MS, or processor memory expansions for the
      BRISC70EM processor;

d)    Any required Service and/or Test Circuits;

e)    Any ENET software license fee;

f)    Any required Power Distribution Center (CPDC) Equipment;

g)    Spare circuit packs, if required, based on Nortel's standard engineering sparing guidelines;

h)    Engineering, installation, commissioning, program management and freight; and

 i)   Optional CDTO  Equipment as outlined in Section II 1.2 below at defined pricing levels.


        II1.2  CDTO Port Extension Prices

Trunk Type        Extension Price

CCS7 Trunking Port  (CDTO)        port

PRI Trunk Port/Long Distance (CDTO)port


            III1.0   DMS-GSP Standard Software
            Features

           III1.1      DMS-GSP Base and Optional Software Features included in the Initial System
  Price
   The following represents the DMS-GSP GCS00003 Base Software Features that are included in the price of the
  DMS-GSP  Initial System (
           12,480  Port Model) set forth in Part I, Section I 1.2  above.  The following is a list of Software only and does not include any and/or all required Equipment for feature functionality.

Feature/ Package       Description
BASE0001           Base
BASE0009           Supernode Series 70 EM Processor
BASE0011           CO Data Chg. Capture
TEL00001           TEL Telecom Layer
TEL00002           C7 Channelized Access
TEL00003           Gateway Screening
TEL00004           256 C7 Route Sets
TEL00005           Multi-Point MTP Code
TEL00006           C7 Link Prot. Testor
TEL00007           C7 Link Fault Locator
TEL00008           TEL CCS7 Base
TEL00009           C7 Network Integrity Items
TEL00010           Multiple CCS7 Network Address
ISDN0001           ISDN Platform Supt DMS-250
ISP700001          ISP7 Base ISUP
ISP70002           Hop Counter
GCSB0001           DMS-GCS Base Functional Group

           License to the following  Optional Software Features will be  provided as part of the  DMS-GSP Initial
           System price set forth in Part I, Section I 1.2  above:

GCSB0002           CLI Screening
GCSB0003           AUTH Screening
GCSB0005           Switch based VPN
GCSB0007           Freephone
GCSB0015           Calling Card
GCSB0016           Account Code Expansion
GCSB0018           EIU for OAM&P
GCSB0019           CLI Screening on Freephone #s
GCSB0020           ISDN CLIP/CLIR
GWAY001            Gateway Functions
GWAY002            Echo Control
GTON003            Per country downloadable tones
GSS70006           Per country ISUP/TUP
GSS70002           ANSI ISUP+
GSS70003           ETSI ISUP v1
GPRI0004           Per country PRI
GPRI0002           ANSI PRI
GCAS0003           GCAS per country CAS





         MPA/Global /Ex E



         IV1.0 DMS-GSP Optional Software Features

           IV1.1 The following represents GCS00003 Optional Software Features that are NOT included in the price of the DMS-GSP Initial System (12,480 Port
  Model) set forth in Part I, Section I 1.2 above. The following Software represents those feature packages that may be ordered by Company at an additional price for a DMS-GSP Initial System and does not include any/all required Equipment to provide feature functionality.


              GCAS0009            GCAS AC15
              GCAS0011            GCAS CR11 HK CAS
              GCAS0012            GCAS CR12 HK CAS
              GCAS0010            GCAS DC5
              GCIN0001            GCIN GCS Base CS1 SSP
              GCIN0003            GCIN EDP 4
              GCIN0004            GCIN EDP 5
              GCIN0005            GCIN EDP 6
              GCIN0006            GCIN EDP 7
              GCIN0007            GCIN FCI Billing
              GCIN0008            GCIN Internal IP
              GCIN0002            GCIN TDP 3
              GCSB0001            GCSB GCS Base
              GCSB0003            GCSB AUTH Screening
              GCSB0002            GCSB CLI Screening
              GCSB0015            GCSB Calling Card

              GCSB0007            GCSB GCSB Freephone
              GCSB0014            GCSB GSM Roaming
              GCSB0005            GCSB Switch based VPN
              GPRI0004            GPRI per country PRI
              GPRI0008            GPRI DASS2
              GPRI0007            GPRI DPNSS
              GPRI0005            GPRI Dutch PRI
              GPRI0006            GPRI HK PRI CR13
              GSS70006            GSS7 per country Num7
              GSS70005            GSS7 BTUP
              GSS70007            GSS7 HK ISUP CR14
              GTON0003            GTON per country TONE
              GTON0015            GTON Austrian tones
              GTON0013            GTON Belgian tones
              GTON0011            GTON Brazilian tones
              GTON0014            GTON German tones
              GTON0005            GTON Hong Kong Tones
              GTON0009            GTON Irish tones
              GTON0008            GTON Italian tones
              GTON0004            GTON Netherlands Tones
              GTON0010            GTON Spanish tones
              GTON0012            GTON Swiss tones
              GTON0006            GTON UK Tones
              GWAY0001            GWAY Gateway Functions
              TEL00001            TEL Telecom Layer
              TEL00002            TEL C7 Chan-lized Access

              TEL00007            TEL C7 Link Flt. Locator
              TEL00006            TEL C7 Link Prot. Tester
              TEL00009            TEL C7 Network Integrity
              TEL00004            TEL C7 Routset Increment




              TEL00008            TEL CCS7 Base

              TEL00003            TEL Gateway Screening
              TEL00005            TEL Multi-Point MTP Code
              TEL00010             TEL Multiple CCS7 rk
              ISDN0001           ISDN Platform Supt
              ISP70001            ISP7 Base ISUP
              ISP70003            ISP7 Aut Cngst Cntrls
              ISP70002            ISP7 Hop Counter
              ISP70004            ISP7 TFP/TFC Rtng Opts



           IV1.2 The labor price for activating the optional Software features set forth in Part IV, Section IV 1.1, outside of a
  Generic Software upgrade is           for the first feature and for each additional
  feature requested in the same Order.  There is no labor charge for activating the above optional Software features when activated in conjunction with a Generic Software upgrade.

     Attachment 4 to Exhibit A, Product Annex A.1

       HELMSMAN TERMS and CONDITIONS

Certain documentation with respect  to the Products may   be
            made available to  Company on CD-ROM pursuant to  the terms and conditions set forth below.


            1.    DEFINITIONS

   1.1   "CD-ROM" shall mean a compact disk with read-only memory.

   1.2   "CD-ROM Software"  shall mean the computer  programs which provide basic logic,  operating instructions or  user-related application instructions with  respect  to  the retrieval  of  CD-ROM  Documentation,  along  with  the documentation used to describe, maintain and use such computer programs.

   1.3   "CD-ROM  Documentation" shall mean  the documentation  that Nortel makes available to its customers on  CD-ROM with respect to DMS-250,  DMS-300, and/or DMS-500 Systems.

            2.    SCOPE

   2.1   With  the delivery  of each  Initial  System  ordered by  Company,
            Nortel shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and  a user  manual which  shall set  forth the procedures  by which
            Company may use the CD-ROM Software to access the CD-ROM Documentation.

   2.2   Company shall be solely responsible for obtaining, at its cost and expense,  any computer or other equipment and software required to use the CD-
            ROM, CD-ROM Software and/or CD-ROM Documentation.

   2.3   Company may order additional CD-ROMs from  Nortel at Nortel's then current fees  therefor, and  any such additional  CD-ROMs shall  be subject to these terms and conditions.

            3.    LICENSE

   3.1   Upon delivery of the CD-ROM,  Nortel shall grant to Company a non-
            exclusive, non-transferable and non-assignable license, subject to these terms and conditions:

   (a)     to use the CD-ROM Software solely to access the CD-ROM Documentation; and

   (b)     to use  the CD-ROM Documentation solely to operate and  maintain the Initial System with which it was delivered.

      Company acknowledges that, as between Nortel and  Company, Nortel retains title to and all
      other rights and interest in the CD-ROM Software and CD-ROM Documentation.   Company shall
      not modify, translate or copy the CD-ROM Software or CD-ROM Documentation without Nortel's prior written consent.  Company  shall hold secret and not disclose to  any person, except

      Company's  employees  with  a need  to  know,    any  of  the CD-ROM  Software  or  CD-ROM
      Documentation.

            3.2   Company shall not sell, license, reproduce or otherwise convey or  directly or indirectly allow  access to  the  CD-ROM Software  or CD-ROM  Documentation  to any  other person, firm, corporation or other entity.

            3.3   Except to the extent expressly set forth in this Attachment, Nortel shall have no obligations of any nature whatsoever with respect to the CD-ROM  Software or the CD-ROM
      Documentation.

      4.    DISCLAIMER OF WARRANTY AND LIABILITY

      NORTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE
      CD-ROM, CD-ROM SOFTWARE,  CD-ROM DOCUMENTATION OR ANY INFORMATION CONTAINED  ON ANY OF THE
      FOREGOING OR ANY RESULTS  OR CONCLUSIONS REACHED BY BUYER AS A RESULT  OF ACCESS TO OR USE
      THEREOF,  OR WITH  RESPECT TO  ANY OTHER  MATTER OR  SERVICE  PROVIDED BY  NORTEL, WHETHER
      STATUTORY,  EXPRESS  OR   IMPLIED,  INCLUDING,  BUT  NOT  LIMITED  TO,   ANY  WARRANTY  OF
      MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE  OR AGAINST INFRINGEMENT. NORTEL SHALL
      NOT BE  LIABLE FOR ANY DIRECT,  SPECIAL, INCIDENTAL, INDIRECT OR  CONSEQUENTIAL DAMAGES OF
      ANY NATURE  WHATSOEVER INCLUDING ANY  SUCH DAMAGES WHICH  MAY ARISE OUT  OF THE USE  OF OR
      INABILITY TO  USE OR ACCESS THE CD-ROM, THE CD-ROM SOFTWARE, THE CD-ROM DOCUMENTATION, AND
      FURTHER  INCLUDING LOSS OF USE, REVENUE, PROFITS  OR ANTICIPATED SAVINGS REGARDLESS OF HOW
      SUCH DAMAGES MAY HAVE BEEN CAUSED.

      5.    GENERAL

       5.1 Nothing contained in this Attachment shall limit, in any manner, Nortel's right to change the CD-ROM Software or CD-ROM
         Documentation or the design or characteristics of Nortel's Products at any time without notice and without liability.


                                EXHIBIT B

                          MASTER SERVICES AGREEMENT












                                 EXHIBIT C

                                AFFILIATES

         1.0   Company Affiliates

         1.1   For purposes of this Agreement, the Company Affiliates shall include:

         Present Company NamePlace of Incorporation


         2.0     Nortel Affiliates

            2.1   For purposes of this Agreement, the Nortel Affiliates shall include:





         NORTHERN TELECOM AND ASSOCIATED COMPANIES

         NORTHERN TELECOM LIMITED-NORTHERN TELECOM LIMITEE

ADVANCED SEMICONDUCTOR MANUFACTURING CORPORATION OF SHANGHAI
BELL-NORTHERN RESEARCH LTD.-RECHERCHES BELL-NORTHERN LTEE
BROCK TELECOM LIMITED-BROCK TELECOM LIMITEE
COOK ELECTRIC TELECOMUNICACOES S/A
GUANGDONG  - NORTEL TELECOMMUNICATIONS SWITCHING EQUIPMENT LIMITED
NEW NORTH MEDIA
NORTEL CHILE S.A.
NORTEL (CHINA) LIMITED
NORTEL COMMUNICATIONS INC.
NORTEL COMMUNICATIONS (ISRAEL) LIMITED
NORTEL EUROPE S.A.  (formerly  Nortel France S.A. and NT Meridian S.A.)
        NORTEL MATRA CELLULAR SCA
        NORTHERN TELECOM INVESTISSEMENT E.U.R.L.
        NORTHERN TELECOM PARTICIPATIONS E.U.R.L.
        STRATEGIC TELECOM COMPONENTS S.A.
NORTELplc (formerly  Nortel Limited; Northern Telecom Europe Limited))
        BNR EUROPE LIMITED
  NORTEL (MANAGEMENT) LIMITED
        ICL PLC
        INTEGRATED NETWORKS LIMITED
        NORTEL AUSTRALIA PTY. LIMITED
  NORTEL AUSTRALIA COMMUNICATION SYSTEMS PTY. LIMITED
  NORTEL SUPERANNUATION FUND PTY LTD.
        NORTEL PROPERTIES LTD.
        NORTHERN TELECOM FINANCIAL SERVICES
        NORTEL (NORTHERN IRELAND) LIMITED
        NT FACTORS LIMITED
NORTEL MAURITIUS LIMITED
        NORTEL INDIA PRIVATE LIMITED
NORTEL NEW ZEALAND LIMITED
NORTEL PACIFIC PTY. LIMITED
NORTEL PERU S.A.
NORTEL POST AND TELECOMMUNICATIONS TECHNICAL INC.
NORTEL (THAILAND) LIMITED
NORTHERN TELECOM (ASIA) LIMITED
NORTHERN TELECOM CANADA LIMITED-NORTHERN TELECOM
    CANADA LIMITEE
NORTHERN TELECOM DE ARGENTINA, S.A.
NORTHERN TELECOM DE COLOMBIA S.A.
NORTHERN TELECOM DE MEXICO, S.A. DE C.V.
NORTHERN TELECOM DE VENEZUELA C.A.
NORTHERN TELECOM DO BRASIL INDUSTRIA E COMERCIO LTDA.







         NORTHERN TELECOM LIMITED-NORTHERN TELECOM LIMITEE

NORTHERN TELECOM ELECTRONICS LIMITED-NORTHERN TELECOM
    ELECTRONIQUE LIMITEE
NORTHERN TELECOM GLOBAL CORPORATION
NORTHERN TELECOM INC.
        ARRIS INTERACTIVE L.L.C.
        ENTRUST TECHNOLOGIES INC.
        MICOM COMMUNICATIONS CORP.
        NETSPEED, INC.
        JETSTREAM COMMUNICATIONS, INC.
        NORTEL COMMUNICATIONS SYSTEMS INC.
  BELL ATLANTIC MERIDIAN SYSTEMS
        NORTEL COMMUNICATIONS PERSONNEL SERVICES INC.
        NORTEL CALA INC.  (formerly Northern Telecom (CALA) Corporation)
  NORTHERN TELECOM (PUERTO RICO) INC.
        NORTEL GOVERNMENT SERVICES INC.
        NORTHERN TELECOM CAPITAL CORPORATION
        NORTHERN TELECOM FRANCE S.A.
  MATRA COMMUNICATION S.A.S.
        NORTHERN TELECOM INTERNATIONAL INC.
        NORTHERN TELECOM JAPAN INC.
  SANKO TELECOM CO., LTD.
        NORTHERN TELECOM TRADING CORPORATION
        SUMISHO ELECTRONICS CO. LTD.
        WILTEL COMMUNICATIONS, L.L.C.
NORTHERN TELECOM INDUSTRIES Sdn. Bhd.
        NORTHERN TELECOM COMPONENTS SDN. BHD.
        NORTHERN TELECOM (KEDAH) SDN. BHD.
        NORTHERN TELECOM (MALAYSIA) SENDIRIAN BERHAD
        NORTHERN TELECOM (PENANG) Sdn. Bhd.
NORTHERN TELECOM INTERNATIONAL LIMITED-NORTHERN TELECOM
    INTERNATIONAL LIMITEE
        NORTEL COMUNICACIONES DE COLOMBIA S.A.
        NORTEL DE COLOMBIA S.A.
        NORTEL TELECOMUNICACIONES S.A.
        NORTHERN TELECOM COMUNICACIONES DE COLOMBIA S.A.
NORTHERN TELECOM KOREA LIMITED
NORTHERN TELECOM (LUXEMBOURG) S.A.







         NORTHERN TELECOM LIMITED-NORTHERN TELECOM LIMITEE

        NORTHERN TELECOM INTERNATIONAL FINANCE B.V.
  LANKA BELL (PRIVATE) LIMITED
  NETAS - NORTHERN ELECTRIC TELEKOMUNIKASYON A.S.
          RON - TELECOM
          ULTEL
          VERINET UYDU HABERLESME SANAYI VE TICARET A.S.
          VESNET
  NORTEL COMMUNICATIONS HOLDINGS (1997) LIMITED
          TELRAD TELECOMMUNICATION & ELECTRONIC
             INDUSTRIES LTD.
  NORTEL (IRELAND) LIMITED
          NORTEL (DUBLIN) LIMITED
  NORTEL KAPSCH GmbH
  NORTEL N.V.
  NORTEL SLOVENSKO, s.r.o.
  NORTEL UKRAINE LTD.
  NORTHERN TELECOM AG
  NORTHERN TELECOM BULGARIA EOOD
  NORTHERN TELECOM B.V.
  NORTHERN TELECOM ELWRO Sp. z.o.o.
  NORTHERN TELECOM GmbH
          NORTEL/DASA NETWORK SYSTEMS GMBH & CO. KG
          NORTEL/DASA NETWORK SYSTEM VERWALTUNGS GmbH
  NORTHERN TELECOM ITALIA S.p.A.
  NORTHERN TELECOM POLSKA SPOLKA z.o.o.
  NORTHERN TELECOM (PORTUGAL) S.A.
  NORTHERN TELECOM SCANDINAVIA AS
  NORTHERN TELECOM SINGAPORE PTE LIMITED
  NORTHERN TELECOM SOCIEDAD ANONIMA (formerly Sociedad Espanola de
  Distribucion de Equipos de Telecomunicaciones Northern Telecom, S.A.)
  NT COMMUNICATIONS AG
  SIXTEL S.P.A.
NORTHERN TELECOM MAROC SA

NORTHERN TELECOM SERVICOS E PARTICIPACO
         ES LTDA.
SHANGHAI NORTEL SEMICONDUCTOR CORP.
SHENYANG NORTEL TELECOMMUNICATIONS CO., LTD.
SHUNDE ZHENHUA KEATON NORTHERN PROPERTY COMPANY LIMITED
TONG GUANG - NORTEL LIMITED LIABILITY COMPANY
TTS MERIDIAN SYSTEMS INC.



 EXHIBIT D

         TERRITORIAL LIMITATIONS


       COUNTRY                  EXCLUSIVE PRODUCT
                                       USE
       Austria                         DMS
       People's
         Republic of China             DMS
       Israel                          DMS
       Turkey                          DMS
       Ukraine                         DMS





            EXHIBIT E, PART I

              HOMOLOGATION

  Asia/South Pacific            North America                   Carribean
                                Canada
  Australia                     USA                             Antigua
  Belau                                                         Bahamas
  Guam                          Latin America                   Barbados
  Hong Kong                                                     Belize
  Japan                         Argentina        El Salvador    Bermuda
  Malaysia                      Bolivia          Guyana         British Virgin Islands
  Marshall Islands              Brazil           Honduras       Dominica
  Micronesia                    Chile            Mexico         Dominican Republic
  New Zealand                   Colombia         Paraguay       Grenada
  Phillipines                   Costa Rica       Peru           Haiti
  South Korea                                                   Jamaica
  Vietnam                       Europe                          Montserrat
                                                                Puerto Rico
  Africa/Middle-East            Austria          Ireland        St. Martin
                                Bulgaria         Netherlands    St. Kitts
  Bahrain                       C.I.S.           Poland         Trinidad
  Burkina Faso                  UK               Spain          Turks Caicos
  Morocco                       Germany          Italy          US Virgin Islands
  Saudi Arabia                  Hungary          France
  Tunisia
  Turkey

      Exhibit E, Part I, discloses the countries where the DMS Family of Products maintains an established installation.
      Notwithstanding any provision to the contrary, the parties hereto understand that Homologation and/or PSTN certification, if any, are required on a periodic basis as effectuated by but not limited to revisions, upgrades or new equipment and/or software releases.  This Exhibit E, Part I and II constitutes no warranty as to Homologation and/or PSTN certification continuance.

      Homologation is defined as meeting the requirements for safety and EMC in a specific country, and may include formal certification on a case by case basis.

      PSTN is defined as meeting the requirements for interface in a specific country for the Public Switch Telephony
      Network, and may include formal certification on a case by case basis.



                              EXHIBIT E, PART II
                        DMS FAMILY HOMOLOGATION STATUS


 COUNTRY        HOMOLOGATION                     EMC                        PSTN           APPROVAL
 & NOTES        SAFETY AUTHORITY                                          & NOTES         AUTHORITY

 US             Compliance Achieved       Compliance Achieved       Approval Achieved    UL1459, FCC  BellCore
                                                                                         TR-NWT-00063
 UK             Compliance Achieved       Compliance Achieved             Note A              BABT
 GERMANY        Compliance Achieved       Compliance Achieved             Note A               BZT
 FRANCE         Compliance Achieved       Compliance Achieved             Note B               DRG
 CANADA         Compliance Achieved       Compliance Achieved       Approval Achieved          CSA 22.2.225
                  Cabnetized Only           Cabnetized Only
 SWITZERLAND    Compliance Achieved       Compliance Achieved            Pending              BAKOM
 NETHERLANDS    Compliance Achieved       Compliance Achieved             Note C               HDTD
 ITALY          Compliance Achieved       Compliance Achieved             Note B               IGT
 HONG KONG      Compliance Achieved       Compliance Achieved             Note A

 JAPAN          Compliance Achieved       Compliance Achieved             Note B
 BELGIUM        Compliance Achieved       Compliance Achieved             Note B               BIPT
 SWEDEN         Compliance Achieved       Compliance Achieved            Pending                NTA
 SPAIN          Compliance Achieved       Compliance Achieved                                   DGT
 AUSTRIA        Compliance Achieved       Compliance Achieved                                   ATRA
 NORWAY         Compliance Achieved       Compliance Achieved            Pending
 MEXICO         Compliance Achieved       Compliance Achieved       Approval Achieved
 AUSTRALIA      Compliance Achieved       Compliance Achieved             Note B                AUSTEL
 DENMARK        Compliance Achieved       Compliance Achieved            Pending                 NTA
 LUXEMBORG      Compliance Achieved       Compliance Achieved
 IRELAND        Compliance Achieved       Compliance Achieved             Note B
 FINLAND        Compliance Achieved       Compliance Achieved            Pending

 CHINA          Compliance Achieved       Compliance Achieved             Note D
 KOREA              Pending                    Pending                   Pending
 JAMAICA        Compliance Achieved       Compliance Achieved       Approval Achieved
 DOMINICAN
 REPUBLIC       Compliance Achieved       Compliance Achieved       Approval Achieved
 PUERTO RICO    Compliance Achieved       Compliance Achieved       Approval Achieved

      Note A:      PSTN via DMS-100 & DMS-GSP.
      Note B:      PSTN via DMS-100; Further PSTN initiation planned in 1998.
      Note C:      PSTN via DMS-GSP.
      Note D:      PSTN via DMS-10 & DMS-100.
